PAINEWEBBER BOND FUNDS                                            ANNUAL REPORT


PAINEWEBBER U.S. GOVERNMENT INCOME FUND

PERFORMANCE AT A GLANCE
================================================================================

Comparison of the change of a $10,000 investment in PaineWebber U.S. Government Income Fund Class A and the Lehman Brothers Government Bond Index for the 10 years ended 11/30/98.


             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


                PaineWebber U.S.      Lehman Brothers
               Government Income      Government Bond
                 Fund Class A              Index
------------------------------------------------------

11/30/88             9,597                 10,000
11/30/89            10,716                 11,447
11/30/90            11,811                 12,277
11/30/91            13,214                 13,904
11/30/92            14,261                 15,164
11/30/93            15,314                 16,990
11/30/94            13,641                 16,380
11/30/95            15,875                 19,230
11/30/96            16,413                 20,248
11/30/97            17,605                 21,733
11/30/98            19,200                 24,072

------------------------------------------------------

The graph depicts the performance of PaineWebber U.S. Government Income Fund Class A versus the Lehman Brothers Government Bond Index. It is important to note the PaineWebber U.S. Government Income Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Past performance is no guarantee of future performance.
The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------
                                              One Year        Five Years      Ten Years     Life(****)
                                           Ended 11/30/98  Ended 11/30/98  Ended 11/30/98  Through 11/30/98
------------------------------------------------------------------------------------------------------------
Before Deducting       Class A(*)               9.06%            4.63%          7.18%         8.16%
Maximum Sales Charge   Class B(**)              8.16%            3.82%          N/A           5.46%
                       Class C(***)             8.50%            4.10%          N/A           4.33%

After Deducting        Class A(*)               4.72%            3.77%          6.74%         7.85%
Maximum Sales Charge   Class B(**)              3.16%            3.50%          N/A           5.46%
                       Class C(***)             7.75%            4.10%          N/A           4.33%
------------------------------------------------------------------------------------------------------------

(*) Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

(**) Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

(***) Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

(****) Life: since commencement of issuance on August 31,1984 for Class A shares, July 1, 1991 for Class B shares and July 2, 1992 for Class C shares.

The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds, as well as the trustee of the Painewebber 401(k) Plus Plan (formerly known as PaineWebber Savings Investment Plan). For the one year and five year periods ended November 30, 1998, and since inception on September 11, 1991 to November 30, 1998, Class Y shares have produced average annual total returns of 9.41%, 4.94% and 5.94%, respectively. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                   ANNUAL REPORT

The graph depicts the performance of PaineWebber Low Duration U.S. Government Income Fund versus the Lehman Brothers ARM Index and the Merrill Lynch 1-3 Year U.S. Treasury Index. It is important to note PaineWebber Low Duration U.S. Government Income Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparisons are shown for illustrative purposes only.

The Fund's performance benchmark has been changed to the Merrill Lynch 1-3 Year U.S. Treasury Index. The Merrill Lynch 1-3 Year U.S. Treasury Index is a more widely followed benchmark of short-duration portfolio returns and is believed to be a more appropriate index for comparison with the Fund's total return performance. The Fund's prior benchmark, the Lehman Brothers ARM Index, is also shown in this report's performance graph but will not appear in subsequent reports.


PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

PERFORMANCE AT A GLANCE
===============================================================================

Comparison of the change of a $10,000 investment in PaineWebber Low Duration U.S. Government Income Fund and the Lehman Brothers ARM Index and the Merrill Lynch 1-3 Year U.S. Treasury Index from 5/31/93 to 11/30/98.

           PaineWebber Low Duration  PaineWebber Low Duration  PaineWebber Low Duration
               U.S. Government           U.S. Government           U.S. Government       Merrill Lynch     Lehman Bros.
             Income Fund Class A       Income Fund Class B       Income Fund Class C       1-3 Year         ARM Index
5/31/93             9,651                      9,960                 9,960                  9,972              10,024
                    9,736                     10,039                10,042                 10,046              10,130
                    9,780                     10,079                10,084                 10,069              10,178
                    9,824                     10,117                10,124                 10,156              10,239
                    9,786                     10,074                10,083                 10,189              10,240
                    9,829                     10,110                10,121                 10,209              10,243

11/30/93            9,872                     10,147                10,161                 10,212              10,216
                    9,930                     10,197                10,214                 10,260              10,293
                    9,948                     10,213                10,231                 10,316              10,362
                    9,950                     10,207                10,228                 10,250              10,329
                    9,951                     10,202                10,225                 10,199              10,247
                    9,788                     10,029                10,053                 10,163              10,193
                    9,385                      9,610                 9,635                 10,177              10,185
                    9,221                      9,436                 9,463                 10,208              10,207
                    9,466                      9,680                 9,710                 10,295              10,270
                    9,217                      9,420                 9,451                 10,331              10,321
                    9,467                      9,669                 9,703                 10,308              10,278
                    9,470                      9,665                 9,701                 10,330              10,270

11/30/94            9,428                      9,615                 9,654                 10,284              10,241
                    9,494                      9,673                 9,715                 10,305              10,295
                    9,561                      9,738                 9,781                 10,451              10,466
                    9,695                      9,867                 9,913                 10,594              10,675
                    9,745                      9,911                 9,960                 10,653              10,727
                    9,881                     10,042                10,093                 10,748              10,841
                   10,013                     10,168                10,223                 10,936              11,016
                   10,018                     10,166                10,223                 10,995              11,061
                   10,086                     10,208                10,223                 11,040              11,100
                   10,156                     10,291                10,354                 11,107              11,169
                   10,205                     10,334                10,399                 11,161              11,247
                   10,300                     10,423                10,490                 11,255              11,317

11/30/95           10,394                     10,510                10,580                 11,354              11,413
                   10,515                     10,620                10,695                 11,441              11,500
                   10,585                     10,688                10,764                 11,538              11,582
                   10,498                     10,592                10,670                 11,490              11,606
                   10,501                     10,590                10,668                 11,480              11,627
                   10,504                     10,585                10,665                 11,489              11,642
                   10,506                     10,580                10,661                 11,513              11,676
                   10,602                     10,668                10,753                 11,596              11,758
                   10,606                     10,665                10,752                 11,641              11,816
                   10,658                     10,710                10,799                 11,681              11,886
                   10,766                     10,811                10,903                 11,787              11,978
                   10,915                     10,954                11,049                 11,920              12,114

11/30/96           11,066                     11,098                11,197                 12,012              12,231
                   11,100                     11,121                11,223                 12,012              12,270
                   11,174                     11,144                11,248                 12,068              12,341
                   11,184                     11,194                11,300                 12,096              12,410
                   11,145                     11,147                11,255                 12,091              12,433
                   11,242                     11,237                11,348                 12,190              12,508
                   11,342                     11,329                11,443                 12,273              12,634
                   11,393                     11,372                11,488                 12,358              12,705
                   11,540                     11,511                11,631                 12,494              12,802
                   11,592                     11,555                11,677                 12,505              12,835
                   11,695                     11,601                11,726                 12,600              12,940
                   11,797                     11,695                11,823                 12,694              13,026

11/30/97           11,804                     11,743                11,874                 12,724              13,066
                   11,883                     11,809                11,944                 12,811              13,155
                   11,960                     11,882                12,019                 12,935              13,243
                   12,015                     11,930                12,069                 12,946              13,272
                   12,077                     11,982                12,124                 12,999              13,362
                   12,128                     11,975                12,119                 13,061              13,421
                   12,179                     12,068                12,215                 13,130              13,484
                   12,253                     12,131                12,281                 13,198              13,552
                   12,312                     12,130                12,282                 13,260              13,605
                   12,465                     12,272                12,429                 13,427              13,675
                   12,571                     12,420                12,581                 13,604              13,757
                   12,526                     12,315                12,476                 13,671              13,750

11/30/98           12,525                     12,359                12,522                 13,659              13,825


Past performance is no guarantee of future performance.


AVERAGE ANNUAL TOTAL RETURN

                                         One Year      Five Years      Life(****)
                                      Ended 11/30/98 Ended 11/30/98  Through 11/30/98

                          Class A(*)       6.11%         4.88%           4.70%
Before Deducting
Maximum Sales Charge      Class B(**)      5.24%         4.02%           3.87%

                          Class C(***)     5.46%         4.29%           4.13%


                          Class A(*)       3.07%         4.21%           4.12%
After Deducting
Maximum Sales Charge      Class B(**)      2.24%         4.02%           3.87%

                          Class C(***)     4.71%         4.29%           4.13%

(*) Maximum sales charge for Class A shares is 3% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

(**) Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after four years. Class B shares bear ongoing 12b-1 distribution and service fees.

(***) Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

(****) Life: since commencement of issuance on May 3, 1993 for Class A, B and C shares.

The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the one year ended November 30, 1998 and since inception on October 20, 1995 to November
30, 1998, Class Y shares have produced average annual total returns of 6.37% and 6.66%, respectively. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER BOND FUNDS                                            ANNUAL REPORT


PAINEWEBBER INVESTMENT GRADE INCOME FUND

PERFORMANCE AT A GLANCE
================================================================================

Comparison of the change of a $10,000 investment in PaineWebber Investment Grade Income Fund Class A and the Lehman Brothers Corporate Bond Index for the 10 years ended 11/30/98.


             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


                    PaineWebber        Lehman Brothers
                  Investment Grade        Corporate
                    Income Fund           Bond Index
                      Class A
-------------------------------------------------------

11/30/88                9,597                 9,904
11/30/89               10,776                11,319
11/30/90               11,374                11,960
11/30/91               13,213                13,918
11/30/92               14,587                15,340
11/30/93               16,740                17,421
11/30/94               15,737                16,698
11/30/95               18,720                20,248
11/30/96               19,905                21,557
11/30/97               21,872                23,189
11/30/98               23,266                25,374

-------------------------------------------------------

The graph depicts the performance of PaineWebber Investment Grade Income Fund Class A versus the Lehman Brothers Corporate Bond Index. It is important to note the PaineWebber Investment Grade Income Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Past performance is no guarantee of future performance.
The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.


AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------------------------------------------------
                                               One Year       Five Years      Ten Years       Life(****)
                                            Ended 11/30/98  Ended 11/30/98  Ended 11/30/98  Through 11/30/98
-------------------------------------------------------------------------------------------------------------
Before Deducting            Class A(*)         6.37%           6.80%           9.26%              9.88%
Maximum Sales Charge        Class B(**)        5.56%           6.03%            N/A               8.24%
                            Class C(***)       5.84%           6.29%            N/A               7.28%

After Deducting             Class A(*)         2.14%           5.94%           8.81%              9.57%
Maximum Sales Charge        Class B(**)        0.58%           5.72%            N/A               8.24%
                            Class C(***)       5.09%           6.29%            N/A               7.28%
-------------------------------------------------------------------------------------------------------------

(*) Maximum sales charge for Class A shares is 4% of the public offering price.Class A shares bear ongoing 12b-1 service fees.

(**) Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years.Class B Shares bear ongoing 12b-1 distribution and service fees.

(***) Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year.Class C Shares bear ongoing 12b-1 distribution and service fees.

(****) Life: since commencement of issuance on August 31,1984 for Class A shares, July 1, 1991 for Class B shares and July 2, 1992 for Class C shares.

The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Since inception on February 18, 1998 through November 30, 1998, Class Y shares have produced a total return of 3.51%. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                   ANNUAL REPORT


The Fund's performance benchmark has been changed to the Credit Suisse First Boston High Yield Index. The Index is a more widely followed benchmark of high yield portfolio returns and is believed to be a more appropriate broad-based index for comparison with the Fund's total return performance. The Fund's prior benchmark, the Lehman Brothers High Yield Bond Index, is also shown in this report's performance graph but will not appear in subsequent reports.


PAINEWEBBER HIGH INCOME FUND

PERFORMANCE AT A GLANCE
================================================================================

Comparison of the change of a $10,000 investment in PaineWebber High Income Fund Class A, the Credit Suisse First Boston High Yield Index and the Lehman Brothers High Yield Bond Index for the 10 years ended 11/30/98.


             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]

           PaineWebber High
             Income Fund           CS First Boston        Lehman Brothers
              Class A             High Yield Index      High Yield Bond Index

11/30/88         9,598                  10,022                  10,000
11/30/89         9,525                  10,171                  10,115
11/30/90         8,292                   9,434                   9,108
11/30/91        12,529                  13,528                  13,199
11/30/92        15,410                  15,719                  15,324
11/30/93        18,937                  18,668                  17,930
11/30/94        17,194                  18,523                  17,835
11/30/95        18,743                  21,693                  21,081
11/30/96        21,846                  24,225                  23,678
11/30/97        24,815                  27,551                  26,657
11/30/98        23,709                  28,027                  27,363

The graph depicts the performance of PaineWebber High Income Fund Class A versus the Credit Suisse First Boston ("CSFB") High Yield Index and the Lehman Brothers High Yield Bond Index. It is important to note PaineWebber High Income Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparisons are shown for illustrative purposes only.

Past performance is no guarantee of future performance. The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.


AVERAGE ANNUAL TOTAL RETURN


                                        One Year      Five Years      Ten Years       Life(****)
                                    Ended 11/30/98  Ended 11/30/98  Ended 11/30/98  Through 11/30/98

                        Class A(*)       -4.46%          4.60%           9.46%           10.05%
Before Deducting
Maximum Sales Charge    Class B(**)      -5.32%          3.82%           N/A             10.00%

                        Class C(***)     -4.92%          4.08%           N/A             7.28%


                        Class A(*)       -8.30%          3.76%           9.02%           9.73%
After Deducting
Maximum Sales Charge    Class B(**)      -9.68%          3.55%           N/A             10.00%

                        Class C(***)     -5.58%          4.08%           N/A             7.28%


(*) Maximum sales charge for Class A shares is 4% of the public offering price. Class A Shares bear ongoing 12b-1 service fees.

(**) Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B Shares bear ongoing 12b-1 distribution and service fees.

(***) Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

(****) Life: since commencement of issuance on August 31, 1984 for Class A shares, July 1, 1991 for Class B shares and July 2, 1992 for Class C shares.

The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Since inception on February 20, 1998, through November 30, 1998, Class Y shares have lost 8.43%. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER BOND FUNDS                                            ANNUAL REPORT


                                               January 15, 1999
Dear Shareholder,

We are pleased to present you with the annual report for the PaineWebber U.S. Government Income Fund, the PaineWebber Low Duration U.S. Government Income Fund, the PaineWebber Investment Grade Income Fund and the PaineWebber High Income Fund for the fiscal year ended November 30, 1998.


MARKET REVIEW
================================================================================

 [GRAPHIC] "Flight to quality" remained the dominant theme in the bond markets during the fiscal year ended November 30, 1998, as investors sought the safety and liquidity of U.S. Treasury securities, especially short- to intermediate-term debt.

   Turmoil hit the global capital markets in August when Russia devalued its currency and effectively defaulted on its internal debt. The ensuing sell-off in the global equity and emerging debt markets spurred the flight to U.S. Treasurys to an even higher pitch. Return of capital, not return on capital, became the dominant theme in the markets. All sectors of the bond market suffered as risk premiums soared. Emerging market debt fared the worst, with the high yield sector following a distant second. U.S. corporate bonds were hard hit, and corporations suffered from a market-induced credit crunch.

   The global sell-off continued to disrupt the financial markets in September. Initial public offerings of stocks and the entire high-yield debt market ground to a virtual halt. With market conditions so fragile, the Federal Reserve lowered the Fed Funds rate (the rate for overnight loans) from 5.50% to 5.25%.

   The flight to quality became a "flight to liquidity" as investors swarmed to "on-the-run" (most recently auctioned) benchmark Treasurys. Barely two weeks into October, the Fed again lowered the Fed Funds rate and also lowered the discount rate (the rate commercial banks pay to borrow from the Federal Reserve). The market took this action as a sign of the Fed's resolve to keep the economy growing in its effort to avoid a recession. Investors reacted positively--the stock market rose and shorter-maturity Treasurys rallied. Corporate bonds continued to lose ground as they lagged the rally in Treasury yields.

   The Fed lowered both rates again in November, and several European central banks followed suit in preparation for the January 1, 1999 debut of the euro currency. The third rate reduction in as many months boosted corporate bonds and mortgage-backed securities as market psychology and liquidity improved. Corporate bonds produced their best monthly return since the inception of the Lehman indices in 1973, only three months after posting their worst monthly return.

OUTLOOK

   While the U.S. manufacturing sector has been losing jobs and industrial production has been flat since Asia began

ANNUAL REPORT


unraveling in late 1997, the larger economy has proven resilient. As of this writing, gross domestic product for 1998 is likely to have reached 3.8%, the same rate as 1996 and 1997. Ironically, the same forces that weakened manufacturing stimulated demand--by deflating import prices. This immunity to weakening U.S. exports is likely to be further tested, as widespread weakness in commodity prices underscores a global economy at risk of recession.

   Consumer spending continues to drive the U.S. economy; the savings rate recently fell into negative territory. This may be an indication of just how dependent the U.S. economy is on the strength of the stock market, since the "wealth effect" of stock gains strongly affects consumers' perceptions of how much they can afford to spend. If the corporate earnings outlook does not improve, the wealth effect could dissipate.

   Bond market liquidity has improved, but may worsen again if any of a number of potential problems arises: a further deterioration of Brazil's financial condition, weakness in the U.S. stock market or further spread of the Asian crisis. We expect the U.S. economy to grow more slowly in 1999, with inflation remaining benign, and do not believe a recession is likely. In this economic environment we foresee the 30-year Treasury bond trading within a 4.75-5.75% range.


-------------------------------------------

                PAINEWEBBER U.S.
                GOVERNEMENT INCOME FUND
                FUND PROFILE


    [GRAPHIC]   Goal:
                High current income
                consistent with
                preservation of capital
                and liquidity

    [GRAHPIC]   Portfolio Managers:
                Nirmal Singh,
                Craig Varrelman
                Mitchell Hutchins
                Asset Management Inc.

    [GRAPHIC]   Total Net Assets:
                $338.4 million as of
                November 30, 1998

    [GRAPHIC]   Dividend Payments:
                Monthly

-------------------------------------------


PORTFOLIO REVIEWS
================================================================================

[GRAPHIC]    PAINEWEBBER U.S. GOVERNEMT INCOME FUND

PERFORMANCE

   The Fund's total return consists of the change in net asset value with dividends reinvested. For the fiscal year ended November 30, 1998, without deducting sales charges, Class A shares gained 9.06%, Class B shares gained 8.16%, Class C shares gained 8.50% and Class Y shares gained 9.41%.

   The Fund's total return may be lower for shareowners who purchased or redeemed Fund shares during the period. After deducting the maximum applicable sales charges, Class A shares gained 4.72%, Class B shares gained 3.16% and Class C shares gained 7.75%. Class Y shares are not subject to sales charges.

PORTFOLIO

HIGHLIGHTS

   The Fund began the latter half of its fiscal year overweighted in mortgage-backed and government agency securities, as we maintained our focus on adding portfolio value by enhancing yield. At the same time, we emphasized call protection in an environment of heightened prepayment risk. As the period began we perceived the Federal Reserve to be on hold, and therefore expected relatively low volatility in the bond market.

   Instead, market volatility became extreme in August after Russia devalued the ruble and hedge funds began unwinding their leveraged

PAINEWEBBER BOND FUNDS                                            ANNUAL REPORT


positions. The speed of the financial de-leveraging propelled sector spreads beyond levels consistent with fundamentals and precluded major allocation changes to the Fund. The Fund rode out the storm without selling into a down market, and by fiscal year-end its portfolio had recovered quite well from the volatility of the August-October period.

   We did make some adjustments to the Fund during the period, increasing agency notes from 14.7% as of May 31, 1998 to 15.5%,(1) and decreasing Treasurys from 28.5% as of May 31 to 24.7%.

GOING FORWARD

   During November we increased the Fund's exposure to the mortgage sector--we believe mortgage spreads to Treasurys are extremely attractive despite high prepayment risks. We think investors have become more credit-risk averse in reaction to events in the international markets, and we believe the high credit quality of mortgage securities and their historically low prices will attract investors to the sector.


--------------------------------------------------------------------------------

   PAINEWEBBER
   U.S. GOVERNMENT
   INCOME FUND

   Asset Allocation(1)


              [THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART]


Mortgage Pass-Throughs                          36.7%
U.S. Treasurys                                  25.0%
Planned Amortization Class/Sequentials          22.4%
Agencies                                        15.5%
Cash                                             0.4%

================================================================================

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

PERFORMANCE

   The Fund's total return consists of the change in net asset value with dividends reinvested. For the fiscal year ended November 30, 1998, without deducting sales charges, Class A shares gained 6.11%, Class B shares gained 5.24%, Class C shares gained 5.46% and Class Y shares gained 6.37%.

   The Fund's total return may be lower for shareowners who purchased or redeemed Fund shares during the period. After deducting the maximum applicable sales charges, Class A shares gained 3.07%, Class B shares gained 2.24% and Class C shares gained 4.71%. Class Y shares are not subject to sales charges.

PORTFOLIO
HIGHLIGHTS

   In May we anticipated that interest rates would fall, and positioned the Fund to be more sensitive to interest rate declines than its benchmark (the Merrill Lynch 1-3 Year Treasury Index) seeking to capture potential returns from such a fall in rates. In technical terms, we maintained a longer "duration" than the Index. As rates fell during the second half of the fiscal year, the Fund benefited to a greater extent than did the Index.

   Although the Fund's duration was properly positioned for the decline in interest rates, the Fund's sector allocation proved detrimental. The latter part of the fiscal year was a period of severe illiquidity in the fixed income markets as investors fled all sectors but U.S. Treasurys. The result was strong Treasury performance at the expense of just about every other fixed income sector. The Fund's holdings of mortgage-backed securities did not keep pace with Treasurys. Since the Index consists entirely of Treasurys, the Fund underperformed its benchmark.


-------------------------------------------

                PAINEWEBBER LOW DURATION
                U.S. GOVERNEMENT INCOME FUND
                FUND PROFILE


    [GRAPHIC]   Goal:
                High income with
                preservation of capital
                and low NAV volatility

    [GRAHPIC]   Portfolio Managers/
                Subadviser:
                Williams Powers
                Pacific Investment
                Management Company

    [GRAPHIC]   Total Net Assets:
                $152.0 million as of
                November 30, 1998

    [GRAPHIC]   Dividend Payments:
                Monthly

-------------------------------------------

(1) All weightings represent percentages of net assets as of November 30, 1998, unless noted otherwise. The portfolio is actively managed and all holdings are subject to change.

ANNUAL REPORT


--------------------------------------------------------------------------------

   PAINEWEBBER
   LOW DURATION
   U.S. GOVERNMENT
   INCOME FUND

   Asset Allocation(2)


              [THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART]


U.S. Government Obligations                     36.1%
Mortgage Backed Securities                      62.6%
Cash Equivalents                                 1.3%

--------------------------------------------------------------------------------

GOING FORWARD

   We expect the Federal Reserve to continue lowering interest rates in 1999 to forestall an economic slowdown, and have structured the portfolio accordingly. We intend to maintain portfolio duration about one-half year above the benchmark. In anticipation of further economic slowdown, additional Fed easing, and a steeper yield curve, we have concentrated the portfolio in intermediate maturities (a "bullet" structure). We continue to believe mortgages are the most prudent way to enhance portfolio yield without adding undue risk. Since October, the mortgage market has regained ground. We continue to focus our mortgage investments in the sectors where prepayment risks are minimal such as discount coupons and structured collateralized mortgage obligations (CMOs).


================================================================================
PAINEWEBBER INVESTMENT GRADE INCOME FUND

PERFORMANCE

   The Fund's total return consists of the change in net asset value with dividends reinvested. For the fiscal year ended November 30, 1998, without deducting sales charges, Class A shares gained 6.37%, Class B shares gained 5.56% and Class C shares gained 5.84%. Class Y shares commenced issuance on February 18, 1998; from commencement through November 30, 1998 Class Y shares gained 3.51%.

   The Fund's total return may be lower for shareowners who purchased or redeemed Fund shares during the period. After deducting the maximum applicable sales charges, Class A shares gained 2.14%, Class B shares gained 0.58% and Class C shares gained 5.09%. Class Y shares are not subject to sales charges.

PORTFOLIO
HIGHLIGHTS

   Corporate bonds began to lag Treasurys in July. Russia's effective default in August upset bond markets around the world and led to losses in most asset classes, including the Fund's positions in crossover issues(3) and BBB-rated corporates. Higher quality corporates posted modest gains but significantly lagged Treasurys. Corporate bonds did not start to recover until mid October, when the Federal Reserve surprised the market by cutting interest rates between its regular meetings.

   During the second half of the fiscal year we raised portfolio credit quality by reducing the Fund's exposure to crossovers and BB credits, and by increasing its U.S. Treasury and government agency positions. The Fund's average credit quality was A+ at the end of the fiscal year, compared to the BBB average of its Lipper peer group.

   The Fund was hurt during the period by its longer maturity profile. As the "flight to quality" turned into a "flight to liquidity," shorter-maturity Treasurys made rapid gains while longer


(2) Percentages of portfolio assets as of November 30, 1998.
(3) Companies that straddle the investment-grade and noninvestment-grade sectors of the market.

-------------------------------------------

                PAINEWEBBER INVESTMENT
                GRADE INCOME FUND
                FUND PROFILE


    [GRAPHIC]   Goal:
                High current income
                consistent with
                preservation of capital
                and liquidity

    [GRAHPIC]   Portfolio Managers:
                Julieanna Berry,
                James F. Keegan
                Mitchell Hutchins Asset
                Management Inc.

    [GRAPHIC]   Total Net Assets:
                $294.7 million as of
                November 30, 1998

    [GRAPHIC]   Dividend Payments:
                Monthly

-------------------------------------------

PAINEWEBBER BOND FUNDS                                          ANNUAL REPORT

maturity debt of all classes lagged the front end of the yield curve. The Fund's overweighting in longer maturities was driven mainly by the relatively steep corporate credit curves in the market. (A steep curve means the longer the maturity, the higher the yield.) Many of the Fund's longer-term holdings are call-protected, high-coupon bonds, which can be hard to find in the marketplace. We felt that the flight-to-liquidity trade was difficult to time and temporary, and that the steep curves would flatten over time, so we maintained the Fund's positions.

   During the second half of the fiscal year the Fund raised its allocation to cable/media (14.3% from 9.7% at the end of May), still its largest industry weighting.(1) The sector has benefited from its predictable cash flows and defensive nature. Noteworthy positions include News America Holdings (3.9%), which sold 18.7% ($2.8 billion) of its Fox Entertainment Group in an initial public offering and reiterated its commitment to pay down debt. Tele-Communications Inc. (TCI) (4.4%) is to be acquired by AT&T Corp. in a stock-for-stock swap. The Fund holds subordinated 9.65% bonds due 3/31/2027, which we think are likely to receive a credit upgrade after the acquisition.

GOING FORWARD

   We believe the credit cycle has matured to the point where industry allocation and security selection are likely to be primary drivers of performance. The Fund generally had a more defensive orientation over the last year, emphasizing higher quality and domestic issuers. We intend to continue the emphasis on stable industries with favorable risk/return characteristics, and to make opportunistic use of crossovers and the upper tier of the high-yield market as permitted.

PAINEWEBBER
INVESTMENT
GRADE
INCOME FUND

Top Five Sectors(1)


U.S. Government
                      14.8%

Cable/Media
                      14.3%

Finance/Banking
                      13.6%

Insurance
                      12.4%

Hotels/Gaming
                       4.6%

===============================================================================

PAINEWEBBER HIGH INCOME FUND

PERFORMANCE

   The Fund's total return consists of the change in net asset value with dividends reinvested. For the fiscal year ended November 30, 1998, without deducting sales charges, Class A shares lost 4.46%, Class B shares lost 5.32% and Class C shares lost 4.92%. Class Y shares commenced issuance on February 20, 1998; from commencement through November 30, 1998, Class Y shares lost 8.43%.

   The Fund's total return may be lower for shareowners who purchased or redeemed Fund shares during the period. After deducting the maximum applicable sales charges, Class A shares lost 8.30%, Class B shares lost 9.68% and Class C shares lost 5.58%. Class Y shares are not subject to sales charges.

PORTFOLIO
HIGHLIGHTS

   The Fund's underperformance for the fiscal year may be attributed to its investment discipline. Our fundamental, value-oriented research style tends to lead us to smaller domestic issues

PAINEWEBBER HIGH INCOME
FUND
FUND PROFILE

[RIGHT UP ARROW] Goal:
                 High income

[RIGHT UP ARROW] Portfolio Manager:
                 Thomas Libassi,
                 Mitchell Hutchins Asset
                 Management Inc.

[RIGHT UP ARROW] Total Net Assets:
                 $537.2 million as of
                 November 30, 1998

[RIGHT UP ARROW] Dividend Payments:
                 Monthly

(1) All weightings represent percentages of net assets as of November
    30, 1998, unless noted otherwise. The portfolio is actively managed and all holdings are subject to change.

ANNUAL REPORT



PAINEWEBBER
HIGH INCOME
FUND

Top Five Sectors(1)


Communications
                    16.2%

Cable
                     7.8%

Transport Non-Air
                     7.4%

General Industrial
                     6.4%

Media
                     5.8%


and higher-quality, dollar-denominated emerging market issues. During its fiscal year, the Fund was overweighted in both of these sub-sectors of the high-yield market, which both lagged the overall market.

   Historically, smaller domestic issues (less than $200 million) generally have shown lower volatility than larger issues, and the Fund has emphasized them to limit portfolio volatility. While we believe that smaller issues will improve, we think their higher volatility during the last fiscal year may reflect structural changes in the market rather than short-term deviations from the historical norm. Institutional investors--who tend to buy larger issues--are exerting more influence on the high-yield market and their influence seems likely to grow. We have reduced the Fund's exposure to smaller issues and have begun redeploying some of the assets into larger issues. We expect to continue this redeployment going forward.

   We do not think the emerging markets will recover in the next six to twelve months, and have reduced the Fund's exposure from 6.0% at the end of May to 2.1% at the end of November.(1) We also reduced its energy holdings from 8.4% in May to 4.3%.(1) Within the Fund's energy exposure we sold companies with Gulf of Mexico operations in favor of companies with North Sea operations. Because North Sea operations are more difficult than Gulf operations, they are more costly and entail longer-term commitments. These longer-term commitments tend to reduce the yield volatility of North Sea operators' debt.

   We increased the Fund's exposure to communications (16.2% for the Fund vs. 15.3% for the CSFB High Yield Index, the Fund's new performance benchmark).(1) The Fund's greatest concentrations in this sector are in European long distance companies and "asset-rich" U.S. carriers, i.e., companies that own the fiber-optic lines. New acquisitions over the latter half of the fiscal year included Qwest Communications International (0.3%) and Metromedia Fiber Network (0.6%). The Fund continues to hold Viatel (2.4%), a European long distance carrier and fiber-optic line owner.

   Other changes to the Fund included an increase in its cable weighting from 6.4% in May to 7.8% in November and a reduction of its media exposure from 7.7% in May to 5.8%.(1)

   We expect the high-yield sector to improve over the next six months. Spreads to Treasury securities are still much wider than they were at the start of 1998, and well above their historical average of 491 basis points. (A basis point equals 1/100th of one percent.) We think spreads could tighten over the next few months on the strength of new year buying as investors rebalance portfolios.

   The default rate for high-yield debt is likely to increase to 2-4% from about 1% currently. Since the risk premium for smaller issues has increased, security selection will become even more important than it was in 1998. The recent rally in the high-yield market has focused on an extremely narrow subset of only 77 larger issues out of more than 2,500. We look for the rally to broaden in 1999 and include the smaller issues.

(1) All weightings represent percentages of net assets as of November 30,1998,unless noted otherwise.The portfolio is actively managed and all holdings are subject to change.

PAINEWEBBER BOND FUNDS                                             ANNUAL REPORT



   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

   For a Quarterly Review on the PaineWebber U.S. Government Income Fund, the PaineWebber Low Duration U.S. Government Income Fund, the PaineWebber Investment Grade Income Fund, the PaineWebber High Income Fund or another fund in the PaineWebber Family of Funds,(4) please contact your Investment Executive.

Sincerely,

/s/ Margo Alexander

MARGO ALEXANDER
President
Mitchell Hutchins Asset Management Inc.


/s/ Julieanna M. Berry

JULIEANNA M. BERRY
Portfolio Manager
PaineWebber Investment Grade Income Fund


/s/ Thomas J. Libassi

THOMAS J. LIBASSI
Portfolio Manager
PaineWebber High Income Fund


/s/ Nirmal Singh

NIRMAL SINGH
Portfolio Manager
PaineWebber U.S. Government Income Fund


/s/ Dennis L. McCauley

DENNIS L. MCCAULEY
Chief Investment Officer - Fixed Income
Mitchell Hutchins Asset Management Inc.


/s/ James F. Keegan

JAMES F. KEEGAN
Portfolio Manager
PaineWebber Investment Grade Income Fund


/s/ William C. Powers

WILLIAM C. POWERS
Managing Director
Pacific Investment Management Company
Portfolio Manager
PaineWebber Low Duration U.S. Government
Income Fund


/s/ Craig M. Varrelman

CRAIG M. VARRELMAN
Portfolio Manager
PaineWebber U.S. Government Income Fund


This letter is intended to assist shareholders in understanding how the Funds performed during the fiscal year ended November 30, 1998, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your Investment Executive regarding your personal investment program.

(4) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

                      [This Page Intentionally Left Blank]

PaineWebber U.S. Government Income Fund
Performance Results
                 (unaudited)

                           Net Asset Value                 Total Return/1/
                   -------------------------------- -----------------------------
                                                      12 Months       6 Months
                   11/30/98  05/31/98   11/30/97    Ended 11/30/98 Ended 11/30/98
---------------------------------------------------------------------------------
Class A Shares       $9.20     $9.00       $8.94          9.06%          5.28%
---------------------------------------------------------------------------------
Class B Shares        9.20      9.00        8.94           8.16          4.82
---------------------------------------------------------------------------------
Class C Shares        9.19      8.99        8.93           8.50          5.00
---------------------------------------------------------------------------------

Performance Summary Class A Shares

                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed     Paid/2/         Return/1/
---------------------------------------------------------------------------------
08/31/84-12/31/84   $ 9.57    $ 9.78       --          $ 0.3515          5.95%
---------------------------------------------------------------------------------
1985                  9.78     10.32       --            1.2600         19.79
---------------------------------------------------------------------------------
1986                 10.32     10.21     $0.0053         1.1924         11.18
---------------------------------------------------------------------------------
1987                 10.21      9.34      0.0027         0.9160          0.59
---------------------------------------------------------------------------------
1988                  9.34      9.18       --            0.8718          7.83
---------------------------------------------------------------------------------
1989                  9.18      9.49       --            0.7994         12.58
---------------------------------------------------------------------------------
1990                  9.49      9.57       --            0.7883          9.67
---------------------------------------------------------------------------------
1991                  9.57     10.18       --            0.7683         14.89
---------------------------------------------------------------------------------
1992                 10.18     10.05       --            0.7372          6.37
---------------------------------------------------------------------------------
1993                 10.05     10.03       --            0.6590          6.48
---------------------------------------------------------------------------------
1994                 10.03      8.40       --            0.6014        (10.51)
---------------------------------------------------------------------------------
1995                  8.40      9.21       --            0.5807         17.04
---------------------------------------------------------------------------------
1996                  9.21      8.74       --            0.5454          0.98
---------------------------------------------------------------------------------
1997                  8.74      9.00       --            0.5355          9.44
---------------------------------------------------------------------------------
01/01/98-11/30/98     9.00      9.20       --            0.4601          7.52
---------------------------------------------------------------------------------
                              Totals:    $0.0080       $11.0670
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 11/30/98:      206.00%
---------------------------------------------------------------------------------

Performance Summary Class B Shares

                    Net Asset Value
                   ------------------ Capital Gains                    Total
Period Covered     Beginning  Ending   Distributed  Dividends Paid     Return/1/
---------------------------------------------------------------------------------
07/01/91-12/31/91   $ 9.59    $10.19       --           $0.3535         10.09%
---------------------------------------------------------------------------------
1992                 10.19     10.05       --            0.6599          5.31
---------------------------------------------------------------------------------
1993                 10.05     10.04       --            0.5821          5.78
---------------------------------------------------------------------------------
1994                 10.04      8.40       --            0.5317        (11.28)
---------------------------------------------------------------------------------
1995                  8.40      9.21       --            0.5119         16.14
---------------------------------------------------------------------------------
1996                  9.21      8.74       --            0.4789          0.22
---------------------------------------------------------------------------------
1997                  8.74      9.00       --            0.4687          8.61
---------------------------------------------------------------------------------
01/01/98-11/30/98     9.00      9.20       --            0.3934          6.74
---------------------------------------------------------------------------------
                              Totals:    $0.0000        $3.9801
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 11/30/98:       48.43%
---------------------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.
/2/Certain distributions may contain short-term capital gains.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber U.S. Government Income Fund
Performance Results
                 (unaudited) (concluded)

Performance Summary Class C Shares

                   Net Asset Value
                   ---------------- Capital Gains Dividends Total
Period Covered     Beginning Ending  Distributed    Paid    Return/1/
---------------------------------------------------------------------
07/02/92-12/31/92   $10.13   $10.05      --        $0.3281    2.16%
---------------------------------------------------------------------
1993                 10.05    10.02      --         0.6089    5.85
---------------------------------------------------------------------
1994                 10.02     8.39      --         0.5557  (10.97)
---------------------------------------------------------------------
1995                  8.39     9.20      --         0.5345   16.46
---------------------------------------------------------------------
1996                  9.20     8.73      --         0.5008    0.47
---------------------------------------------------------------------
1997                  8.73     8.99      --         0.4910    8.90
---------------------------------------------------------------------
01/01/98-11/30/98     8.99     9.19      --         0.4182    7.04
---------------------------------------------------------------------
                            Totals:    $0.0000     $3.4372
---------------------------------------------------------------------
                   Cumulative Total Return as of 11/30/98:   31.31%
---------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

Note:The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the year ended November 30, 1998 and since inception, September 11, 1991 through November 30, 1998, Class Y shares have a total return of 9.41% and 51.70%, respectively.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Low Duration U.S. Government Income Fund
Performance Results
                 (unaudited)

                           Net Asset Value                 Total Return/1/
                   -------------------------------- -----------------------------
                                                      12 Months       6 Months
                   11/30/98  05/31/98   11/30/97    Ended 11/30/98 Ended 11/30/98
---------------------------------------------------------------------------------
Class A Shares       $2.38    $2.38       $2.37           6.11%         2.85%
---------------------------------------------------------------------------------
Class B Shares        2.38     2.38        2.37           5.24          2.41
---------------------------------------------------------------------------------
Class C Shares        2.38     2.38        2.37           5.56          2.61
---------------------------------------------------------------------------------

Performance Summary Class A Shares

                    Net Asset Value
                   ------------------ Capital Gains                    Total
Period Covered     Beginning  Ending   Distributed  Dividends Paid     Return/1/
---------------------------------------------------------------------------------
05/03/93-12/31/93    $2.50    $2.48        --          $0.0812          2.48%
---------------------------------------------------------------------------------
1994                  2.48     2.25        --           0.1217         (4.39)
---------------------------------------------------------------------------------
1995                  2.25     2.35        --           0.1357         10.75
---------------------------------------------------------------------------------
1996                  2.35     2.34        --           0.1360          5.57
---------------------------------------------------------------------------------
1997                  2.34     2.37        --           0.1307          7.05
---------------------------------------------------------------------------------
01/01/98-11/30/98     2.37     2.38        --           0.1158          5.41
---------------------------------------------------------------------------------
                                  Totals:  $0.0000     $0.7211
---------------------------------------------------------------------------------
                           Cumulative Total Return as of 11/30/98      29.26%
---------------------------------------------------------------------------------

Performance Summary Class B Shares

                    Net Asset Value
                   ------------------ Capital Gains                    Total
Period Covered     Beginning  Ending   Distributed  Dividends Paid     Return/1/
---------------------------------------------------------------------------------
05/03/93-12/31/93    $2.50    $2.48        --          $0.0687          1.97%
---------------------------------------------------------------------------------
1994                  2.48     2.25        --           0.1034         (5.14)
---------------------------------------------------------------------------------
1995                  2.25     2.35        --           0.1157          9.79
---------------------------------------------------------------------------------
1996                  2.35     2.34        --           0.1171          4.72
---------------------------------------------------------------------------------
1997                  2.34     2.37        --           0.1115          6.19
---------------------------------------------------------------------------------
01/01/98-11/30/98     2.37     2.38        --           0.0983          4.65
---------------------------------------------------------------------------------
                                  Totals:  $0.0000     $0.6147
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 11/30/98:      23.58%
---------------------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Low Duration U.S. Government Income Fund
Performance Results
                 (unaudited) (concluded)

Performance Summary Class C Shares

                   Net Asset Value
                   ----------------   Capital Gains   Dividends Total
Period Covered     Beginning Ending    Distributed      Paid    Return/1/
-------------------------------------------------------------------------
05/03/93-12/31/93    $2.50   $2.48         --          $0.0730   2.14%
-------------------------------------------------------------------------
1994                  2.48    2.25         --           0.1094  (4.89)
-------------------------------------------------------------------------
1995                  2.25    2.35         --           0.1217  10.09
-------------------------------------------------------------------------
1996                  2.35    2.34         --           0.1221   4.94
-------------------------------------------------------------------------
1997                  2.34    2.37         --           0.1167   6.43
-------------------------------------------------------------------------
01/01/98-11/30/98     2.37    2.38         --           0.1026   4.83
-------------------------------------------------------------------------
                                    Totals:  $0.0000   $0.6455
-------------------------------------------------------------------------
                       Cumulative Total Return as of 11/30/98:  25.21%
-------------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

Note:The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the year ended November 30, 1998 and since inception, October 20, 1995 through November 30, 1998, Class Y shares have a total return of 6.37% and 22.23%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Investment Grade Income Fund
Performance Results
                 (unaudited)

                           Net Asset Value                 Total Return/1/
                   -------------------------------- -----------------------------
                                                      12 Months       6 Months
                   11/30/98  05/31/98   11/30/97    Ended 11/30/98 Ended 11/30/98
---------------------------------------------------------------------------------
Class A Shares      $10.79    $10.97      $10.85           6.37%         1.76%
---------------------------------------------------------------------------------
Class B Shares       10.79     10.97       10.85           5.56          1.36
---------------------------------------------------------------------------------
Class C Shares       10.79     10.97       10.85           5.84          1.50
---------------------------------------------------------------------------------

Performance Summary Class A Shares

                    Net Asset Value
                   ------------------ Capital Gains                    Total
Period Covered     Beginning  Ending   Distributed  Dividends Paid     Return/1/
---------------------------------------------------------------------------------
08/31/84-12/31/84   $ 9.57    $ 9.77       --          $ 0.3549          5.88%
---------------------------------------------------------------------------------
1985                  9.77     10.52       --            1.3080         22.76
---------------------------------------------------------------------------------
1986                 10.52     10.75     $0.0125         1.2060         14.47
---------------------------------------------------------------------------------
1987                 10.75      9.55      0.0279         0.9846         (1.51)
---------------------------------------------------------------------------------
1988                  9.55      9.51       --            0.8603          8.88
---------------------------------------------------------------------------------
1989                  9.51      9.77       --            0.8363         11.98
---------------------------------------------------------------------------------
1990                  9.77      9.54       --            0.8284          6.47
---------------------------------------------------------------------------------
1991                  9.54     10.42       --            0.8180         18.56
---------------------------------------------------------------------------------
1992                 10.42     10.50       --            0.8081          8.87
---------------------------------------------------------------------------------
1993                 10.50     11.08       --            0.7920         13.35
---------------------------------------------------------------------------------
1994                 11.08      9.70       --            0.7659         (5.59)
---------------------------------------------------------------------------------
1995                  9.70     10.79       --            0.7525         19.61
---------------------------------------------------------------------------------
1996                 10.79     10.46       --            0.7287          3.98
---------------------------------------------------------------------------------
1997                 10.46     10.92       --            0.7403         11.93
---------------------------------------------------------------------------------
01/01/98-11/30/98    10.92     10.79       --            0.6438          4.80
---------------------------------------------------------------------------------
                              Totals:    $0.0404       $12.4278
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 11/30/98:      283.36%
---------------------------------------------------------------------------------

Performance Summary Class B Shares

                    Net Asset Value
                   ------------------ Capital Gains                    Total
Period Covered     Beginning  Ending   Distributed  Dividends Paid     Return/1/
---------------------------------------------------------------------------------
07/01/91-12/31/91   $ 9.79    $10.41       --           $0.3795         10.39%
---------------------------------------------------------------------------------
1992                 10.41     10.49       --            0.7623          8.05
---------------------------------------------------------------------------------
1993                 10.49     11.08       --            0.7101         12.63
---------------------------------------------------------------------------------
1994                 11.08      9.70       --            0.6894         (6.30)
---------------------------------------------------------------------------------
1995                  9.70     10.79       --            0.6742         18.74
---------------------------------------------------------------------------------
1996                 10.79     10.45       --            0.6510          3.12
---------------------------------------------------------------------------------
1997                 10.45     10.92       --            0.6602         11.20
---------------------------------------------------------------------------------
01/01/98-11/30/98    10.92     10.79       --            0.5698          4.09
---------------------------------------------------------------------------------
                              Totals:    $0.0000        $5.0965
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 11/30/98:       80.04%
---------------------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.
The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Investment Grade Income Fund
Performance Results
                 (unaudited) (concluded)

Performance Summary Class C Shares

                   Net Asset Value
                   ---------------- Capital Gains Dividends Total
Period Covered     Beginning Ending  Distributed    Paid    Return/1/
---------------------------------------------------------------------
07/02/92-12/31/92   $10.48   $10.50      --        $0.3377   3.44%
---------------------------------------------------------------------
1993                 10.50    11.08      --         0.7383  12.80
---------------------------------------------------------------------
1994                 11.08     9.70      --         0.7022  (6.07)
---------------------------------------------------------------------
1995                  9.70    10.79      --         0.6999  19.03
---------------------------------------------------------------------
1996                 10.79    10.46      --         0.6764   3.46
---------------------------------------------------------------------
1997                 10.46    10.92      --         0.6872  11.37
---------------------------------------------------------------------
01/01/98-11/30/98    10.92    10.79      --         0.5958   4.34
---------------------------------------------------------------------
                            Totals:    $0.0000     $4.4375
---------------------------------------------------------------------
                   Cumulative Total Return as of 11/30/98:  56.99%
---------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Since inception, February 18, 1998 through November 30, 1998 Class Y shares had a total return of 3.51%. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber High Income Fund
Performance Results
                 (unaudited)

                           Net Asset Value                 Total Return/1/
                   -------------------------------- -----------------------------
                                                      12 Months       6 Months
                   11/30/98  05/31/98   11/30/97    Ended 11/30/98 Ended 11/30/98
---------------------------------------------------------------------------------
Class A Shares       $6.66     $7.80       $7.63          (4.46)%      (10.29)%
---------------------------------------------------------------------------------
Class B Shares        6.65      7.80        7.63          (5.32)       (10.78)
---------------------------------------------------------------------------------
Class C Shares        6.67      7.81        7.64          (4.92)       (10.51)
---------------------------------------------------------------------------------

Performance Summary Class A Shares

                    Net Asset Value
                   ------------------ Capital Gains   Dividends        Total
Period Covered     Beginning  Ending   Distributed     Paid/2/         Return/1/
---------------------------------------------------------------------------------
08/31/84-12/31/84   $ 9.57    $ 9.80     $0.0100       $ 0.3717          6.46%
---------------------------------------------------------------------------------
1985                  9.80     10.38       --            1.4080         21.67
---------------------------------------------------------------------------------
1986                 10.38     10.36      0.0250         1.4160         14.27
---------------------------------------------------------------------------------
1987                 10.36      8.88      0.0475         1.3010         (1.98)
---------------------------------------------------------------------------------
1988                  8.88      8.44       --            1.2317          9.13
---------------------------------------------------------------------------------
1989                  8.44      7.26       --            1.0687         (1.83)
---------------------------------------------------------------------------------
1990                  7.26      5.70       --            0.9744         (8.53)
---------------------------------------------------------------------------------
1991                  5.70      7.23       --            1.0159         47.02
---------------------------------------------------------------------------------
1992                  7.23      7.93       --            0.9698         24.06
---------------------------------------------------------------------------------
1993                  7.93      8.77       --            0.8894         22.74
---------------------------------------------------------------------------------
1994                  8.77      6.96       --            0.8576        (11.69)
---------------------------------------------------------------------------------
1995                  6.96      6.92       --            0.7879         10.96
---------------------------------------------------------------------------------
1996                  6.92      7.39       --            0.7001         17.73
---------------------------------------------------------------------------------
1997                  7.39      7.64       --            0.6727         12.98
---------------------------------------------------------------------------------
01/01/98-11/30/98     7.64      6.66       --            0.5861         (5.60)
---------------------------------------------------------------------------------
                              Totals:    $0.0825       $14.2510
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 11/30/98:      291.63%
---------------------------------------------------------------------------------

Performance Summary Class B Shares

                    Net Asset Value
                   ------------------ Capital Gains                    Total
Period Covered     Beginning  Ending   Distributed  Dividends Paid     Return/1/
---------------------------------------------------------------------------------
07/01/91-12/31/91    $6.85     $7.22       --           $0.4960         12.92%
---------------------------------------------------------------------------------
1992                  7.22      7.92       --            0.9037         23.07
---------------------------------------------------------------------------------
1993                  7.92      8.77       --            0.8237         21.97
---------------------------------------------------------------------------------
1994                  8.77      6.96       --            0.7969        (12.34)
---------------------------------------------------------------------------------
1995                  6.96      6.92       --            0.7344         10.15
---------------------------------------------------------------------------------
1996                  6.92      7.38       --            0.6466         16.70
---------------------------------------------------------------------------------
1997                  7.38      7.64       --            0.6163         12.31
---------------------------------------------------------------------------------
01/01/98-11/30/98     7.64      6.65       --            0.5362         (6.37)
---------------------------------------------------------------------------------
                              Totals:    $0.0000        $5.5538
---------------------------------------------------------------------------------
                          Cumulative Total Return as of 11/30/98:      102.90%
---------------------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.
/2/Certain distributions may contain short-term capital gains.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber High Income Fund
Performance Results
                 (unaudited) (concluded)

Performance Summary Class C Shares

                   Net Asset Value
                   ----------------    Capital Gains     Dividends Total
Period Covered     Beginning Ending     Distributed        Paid    Return/1/
----------------------------------------------------------------------------
07/02/92-12/31/92    $7.80   $7.94           --           $0.4041    7.07%
----------------------------------------------------------------------------
1993                  7.94    8.79           --            0.8456   22.22
----------------------------------------------------------------------------
1994                  8.79    6.97           --            0.8185  (12.20)
----------------------------------------------------------------------------
1995                  6.97    6.93           --            0.7528   10.40
----------------------------------------------------------------------------
1996                  6.93    7.40           --            0.6653   17.13
----------------------------------------------------------------------------
1997                  7.40    7.65           --            0.6360   12.42
----------------------------------------------------------------------------
01/01/98-11/30/98     7.65    6.67           --            0.5539   (6.00)
----------------------------------------------------------------------------
                                    Totals:$0.0000        $4.6762
----------------------------------------------------------------------------
                          Cumulative Total Return as of 11/30/98:   57.02%
----------------------------------------------------------------------------

/1/Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Since inception, February 20, 1998 through November 30, 1998, Class Y shares had a total return of (8.43)%. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber U.S. Government Income Fund
Portfolio of Investments                            November 30, 1998

 Principal
  Amount                                    Maturity           Interest
   (000)                                     Dates              Rates          Value
 ---------                            -------------------- ---------------- ------------
 U.S. Government and Agency Obligations -- 40.02%
  $18,915  FHLMC Medium Term Note..         03/18/08             6.220%     $ 19,250,722
   11,000  FNMA Medium Term Note...         02/11/04             6.830        11,234,564
   20,000  FNMA Medium Term Note...         09/04/07             6.970        21,209,100
   22,000  U.S. Treasury Bonds* ...         05/15/04            12.375        29,926,886
   34,900  U.S. Treasury Bonds ....   08/15/13 to 11/15/14 11.750 to 12.000   53,804,791
                                                                            ------------
 Total U.S. Government and Agency
 Obligations (cost--$132,691,714)...                                         135,426,063
                                                                            ------------
 Government National Mortgage Association Certificates --
  4.35%
    6,348  GNMA....................         04/15/19             8.250         6,769,081
    5,779  GNMA....................   08/15/09 to 05/15/18       9.000         6,217,750
       67  GNMA....................         08/15/17             9.500            72,905
    1,242  GNMA....................   06/15/11 to 02/15/16      11.000         1,374,565
      282  GNMA....................         10/15/25             7.500           291,552
                                                                            ------------
 Total Government National Mortgage
 Association Certificates (cost --
  $14,598,327)......................                                          14,725,853
                                                                            ------------
 Federal Home Loan Mortgage Corporation Certificates --
  6.17%
      263  FHLMC...................         03/01/09             6.500           266,924
      146  FHLMC...................         08/01/25             7.000           148,752
    3,388  FHLMC CMT ARM*..........         10/01/23             7.639         3,500,154
    9,543  FHLMC...................         04/01/25             9.000        10,175,993
    1,790  FHLMC...................   06/01/04 to 12/01/05      10.500         1,918,346
    4,386  FHLMC*..................         01/01/16            11.000         4,884,474
                                                                            ------------
 Total Federal Home Loan Mortgage
 Corporation Certificates (cost --
  $20,877,448)......................                                          20,894,643
                                                                            ------------
 Federal National Mortgage Association Certificates --
  27.14%
    3,326  FNMA....................   02/01/14 to 07/01/25       7.500         3,417,905
    8,459  FNMA....................         09/01/25             8.500         8,880,687
    2,026  FNMA....................         05/01/09             9.000         2,135,443
   45,825  FNMA 30 year TBA........           TBA                6.000        45,209,249
   28,000  FNMA 30 year TBA........           TBA                6.500        28,175,000
           FNMA 30 year TBA COFI
    4,000  ARM.....................           TBA                6.012         4,035,000
                                                                            ------------
 Total Federal National Mortgage As-
 sociation Certificates (cost --
  $91,270,775)......................                                          91,853,284
                                                                            ------------
 Collateralized Mortgage Obligations -- 20.98%

    4,697  Amresco Commercial Mort-
            gage Funding I Corpora-
            tion, Series 1997-C1,
            Class A1...............         06/17/29             6.730         4,870,831
           Collateralized Mortgage
           Obligation Trust, Series
      161  14, Class Z.............         01/01/17             8.000           161,651
           CS First Boston Mortgage
           Securities Corp., Series
    5,000  1998-C2, Class A2.......         11/11/30             6.300         5,090,625
           CS First Boston Mortgage
           Securities Corp., Series
    2,080  1997-2, Class A+........         06/25/20             7.500         2,116,359
           DLJ Commercial Mortgage
           Corporation Series 1998-
    4,000  CF2,Class A1A...........         11/12/31             5.880         4,020,000
           DLJ Mortgage Acceptance
           Corp., Series 1997-CF1,
    2,689  Class A1A+..............         05/15/06             7.400         2,830,236
           FDIC REMIC Trust, 1996-
    2,542  C1, Class 1A............         05/25/26             6.750         2,540,703
           FNMA REMIC Series 1987-
    5,377  2, Class Z..............         11/25/17            11.000         6,134,081
           FNMA REMIC Series 1996-
      879  M6, Class E.............         09/17/19             7.750           878,778
           FNMA REMIC Series 1998-
    4,796  7, Class Z..............         04/25/18             9.250         5,038,161

PaineWebber U.S. Government Income Fund

 Principal
  Amount                                        Maturity Interest
   (000)                                         Dates    Rates      Value
 ---------                                      -------- -------- ------------
 Collateralized Mortgage Obligations -- continued
           FNMA REMIC Series 1993-87, Class
  $ 5,000  J.................................   04/25/22  6.250%  $  5,015,284
    4,646  GMAC Commercial Mortgage Securi-
            ties, Inc., Series 1996-C1,
            Class A2A........................   09/15/03  6.790      4,796,701
           LB Commercial Conduit Mortgage
    7,000  Trust, Series 1998-C4, Class A1A..   10/15/35  5.870      7,037,187
           Merrill Lynch Mortgage Investors,
    5,638  Inc., Series 1996-C1, Class A1....   04/25/28  7.150      5,805,671
           Morgan Stanley Capital I, Series
    4,000  1997-AL1C, Class A1B..............   11/15/02  6.440      4,092,240
           Morgan Stanley Capital I, Series
    5,229  1997-WF1, Class A1+...............   10/15/06  6.830      5,385,677
           Mortgage Capital Funding, Inc. Se-
    4,935  ries 1998-MCI, Class A2...........   01/18/08  6.663      5,184,020
                                                                  ------------
 Total Collateralized Mortgage Obligations
 (cost -- $69,703,198)........................                      70,998,205
                                                                  ------------
 Number of
  Options
 ---------
 Options -- 0.03%
      100  CBT U.S.Treasury Bonds (Call); par
           value $10,000,000;
           exercise price 130; expiring De-
           cember 1998, (cost -- $42,788)....   12/18/98                84,375
                                                                  ------------
 Principal
  Amount
   (000)
 ---------
 Short-Term U.S. Government Obligations@ -- 19.16%
           Federal Farm Credit Bank Consoli-
   30,947  dated Discount Note...............   12/18/98  4.750     30,877,584
           Federal Home Loan Bank Consoli-
   34,053  dated Discount Note...............   12/18/98  4.780     33,976,135
                                                                  ------------
 Total Short-Term U.S. Government Obligations
 (cost -- $64,853,719)........................                      64,853,719
                                                                  ------------
 Repurchase Agreements -- 5.40%
    8,276  Repurchase Agreement dated
           11/30/98 with Societe Generale,
           collateralized by $8,108,000 U.S.
           Treasury Notes, 6.750% due
           06/30/99
           (value -- $8,442,455); proceeds:
           $8,277,218........................   12/01/98  5.300      8,276,000
   10,000  Repurchase Agreement dated
           11/30/98 with Salomon Smith Bar-
           ney, collateralized by $9,947,000
           U.S. Treasury Notes, 5.375% due
           01/31/00 (value -- $10,205,082);
           proceeds: $10,001,458.............   12/01/98  5.250     10,000,000
                                                                  ------------
 Total Repurchase Agreements (cost --
  $18,276,000)................................                      18,276,000
                                                                  ------------
 Total Investments (cost -- $412,313,969) --
  123.25%.....................................                     417,112,142
 Liabilities in excess of other assets --
  (23.25)%....................................                     (78,687,984)
                                                                  ------------
 Net Assets -- 100.00%........................                    $338,424,158
                                                                  ============

---------
@  Yield to maturity for discounted securities.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registra-tion, normally to qualified institutional buyers.
ARM Adjustable Rate Mortgage Security, the interest rate shown is the current rate at November 30, 1998.
CBT Chicago Board of Trade.
COFI Eleventh District Federal Home Loan Bank Cost of Funds Index.
CMT Constant Maturity Treasury.
REMIC Real Estate Mortgage Investment Conduit.
TBA (To be Assigned) Securities are purchased on a forward commitment basis with approximately (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
*  Entire or partial amount pledged as collateral for futures transactions.

PaineWebber U.S. Government Income Fund
Futures Contracts

                                                                   Unrealized
 Number of                                    In      Expiration  Appreciation
 Contracts                               Exchange For    Date    (Depreciation)
 ---------                               ------------ ---------- --------------
           Contracts to Deliver -- 5
    362    year U.S. Treasury Notes...   $41,188,813    Mar 99     $(263,071)
           Contracts to Receive -- 30
    528    year U.S. Treasury Bonds...    68,425,500    Mar 99       723,125
                                                                   ---------
                                                                   $ 460,054
                                                                   =========




                 See accompanying notes to financial statements

PaineWebber Low Duration U.S. Government Income
Portfolio of Investments                                       November 30, 1998

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates             Rates          Value
 ---------                            -------------------- --------------  ------------
 U.S. Government and Agency
 Obligations -- 57.09%
  $16,500  Federal Home Loan
            Mortgage Discount
            Notes@.................         12/21/98       4.790 to 4.800% $ 16,456,052
    8,000  Federal National
            Mortgage Association
            Medium Term Note.......   10/23/00 to 12/19/00 4.840 to 6.030     8,109,942
       40  U.S. Treasury Bills@+...   12/03/98 to 03/04/99 3.790 to 5.000        39,663
    6,114  U.S. Treasury Inflation
            Index Notes............   07/15/02 to 01/15/08     3.625          6,090,776
   53,000  U.S. Treasury Notes.....         07/31/00           5.375         53,596,250
                                                                           ------------
 Total U.S. Government and Agency
 Obligations (cost -- $84,308,279)..                                         84,292,683
                                                                           ------------
 Government National Mortgage
 Association Certificates -- 27.82%
      123  GNMA....................         02/15/23            8.000           127,939
    6,862  GNMA....................   01/15/16 to 09/15/20     10.500         7,511,509
    3,967  GNMA....................   03/15/10 to 05/15/19     11.500         4,456,646
   11,418  GNMA II ARM.............   01/20/18 to 04/20/26      6.875        11,609,998
    3,381  GNMA II ARM.............   12/20/22 to 12/20/23      7.000         3,454,116
   15,000  GNMA TBA................           TBA               6.500        15,131,250
                                                                           ------------
 Total Government National Mortgage
 Association Certificates (cost --
 $42,438,293).......................                                         42,291,458
                                                                           ------------
 Federal Home Loan Mortgage
 Corporation Certificates -- 16.72%
       84  FHLMC...................         04/01/28            6.000            83,162
      127  FHLMC...................         01/01/23            8.000           131,282
    2,682  FHLMC...................         05/01/16            8.500         2,801,319
      311  FHLMC...................   07/01/09 to 02/01/10      9.000           326,639
      936  FHLMC...................         11/01/16            9.750         1,006,705
      803  FHLMC...................   10/01/20 to 11/01/20     10.500           880,590
    2,402  FHLMC...................   01/01/99 to 12/01/20     11.000         2,690,514
    1,839  FHLMC...................   06/01/04 to 07/01/19     11.500         2,080,765
   15,000  FHLMC TBA...............           TBA               7.500        15,412,500
                                                                           ------------
 Total Federal Home Loan Mortgage
 Corporation Certificates (cost --
  $25,155,301)......................                                         25,413,476
                                                                           ------------
 Federal National Mortgage
 Association Certificates -- 28.68%
    4,104  FNMA....................         06/25/09            6.500         4,093,854
    2,927  FNMA....................         04/20/27            7.500         3,108,459
    1,930  FNMA....................         02/01/05            9.000         2,020,713
    3,724  FNMA....................   04/01/10 to 12/01/15      9.250         3,947,265
      463  FNMA....................   03/01/06 to 12/01/09      9.500           494,584
      760  FNMA....................   04/01/10 to 06/01/19     10.250           825,126
    1,761  FNMA....................   11/01/10 to 05/01/23     10.500         1,926,597
    2,421  FNMA....................   07/01/13 to 05/01/20     11.000         2,715,849
    1,494  FNMA ARM................   07/01/18 to 06/01/28      6.131         1,504,084
    3,408  FNMA ARM................         05/01/36            6.153         3,439,097
    4,216  FNMA ARM................         11/01/27            6.589         4,293,983
    2,463  FNMA ARM................         09/01/15            6.900         2,549,940
    4,512  FNMA ARM................         09/01/26            7.047         4,571,598
                                                                           ------------
 Total Federal National Mortgage
 Association Certificates (cost --
  $35,189,190)......................                                         35,491,149
                                                                           ------------

PaineWebber Low Duration U.S. Government Income Fund


 Principal
  Amount                                        Maturity Interest
   (000)                                         Dates    Rates      Value
 ---------                                      -------- -------- ------------
 Collateralized Mortgage Obligations -- 28.37%
  $ 4,992  Citicorp Mortgage Securities
            Incorporated, Series 1998-8,
            Class A3.........................   09/25/28  6.750%  $  4,868,670
    5,000  CMC Securities Corporation, Series
            1994-G, Class A4.................   09/25/24  7.000      5,034,064
    4,457  Commercial Mortgage Acceptance
            Corporation, Series 1998-C2,
            Class A1.........................   03/15/06  5.800      4,445,428
    3,000  Money Store Home Equity Trust,
            Series 1997-D, Class AF3.........   11/15/21  6.345      3,013,710
    1,809  Nationsbanc Montgomery Funding
            Corporation, Series 1998-4, Class
            A2...............................   10/25/28  6.250      1,682,470
    6,000  Norwest Asset Securities
            Corporation, Series 1998-30,
            Class A17........................   12/25/28  6.250      5,852,812
   11,500  PNC Mortgage Securities
            Corporation, Series 1998-9, Class
            1A3..............................   10/25/28  6.750     11,599,310
    3,500  Prudential Securities CMO Trust,
            Series 18, Class E...............   09/25/20  7.000      3,551,937
      150  Resolution Trust Corporation,
            Series 1994-1, Class A2A, REMIC..   09/25/29  7.750        149,390
    2,815  Ryland Mortgage Acceptance
            Corporation, Series 76, Class B,
            REMIC............................   08/01/18  9.000      2,930,350
                                                                  ------------
 Total Collateralized Mortgage Obligations
 (cost -- $43,149,971)........................                      43,128,141
                                                                  ------------
 Repurchase Agreement -- 1.96%
    2,977  Repurchase Agreement dated
            11/30/98 with State Street Bank &
            Trust Company, collateralized by
            $2,945,000 U.S. Treasury Notes,
            7.125% due 09/30/99 (value --
             $3,038,604); proceeds:
            $2,977,331 (cost -- $2,977,000)..   12/01/98  4.000      2,977,000
                                                                  ------------
 Total Investments (cost -- $233,218,034) --
  153.67%.....................................                     233,593,907
 Liabilities in excess of other assets --
   (53.67)%...................................                     (81,584,771)
                                                                  ------------
 Net Assets -- 100.00%........................                    $152,009,136
                                                                  ============

---------
@  Yield shown is the yield to maturity for discounted securities.
+  Entire or partial amount pledged as collateral for futures transactions.
ARM Adjustable Rate Mortgage Security, the interest rate shown is the current rate at November 30, 1998.
REMIC Real Estate Mortgage Investment Conduit
TBA (To be Assigned) Securities are purchased on a forward commitment basis with an approximate (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
Futures Contracts

 Number of                                       In      Expiration  Unrealized
 Contracts      Contracts to Deliver        Exchange For    Date    Appreciation
 --------- ------------------------------   ------------ ---------- ------------
  15       90 day Eurodollar.............    $3,533,575  Sept. 2000   $24,989
  15       90 day Eurodollar.............     3,530,600  Dec. 2000     21,027
  15       90 day Eurodollar.............     3,531,150  Mar. 2001     22,352
  15       90 day Eurodollar.............     3,532,075  June 2001     22,364
                                                                      -------
                                                                      $90,732
                                                                      =======

                See accompanying notes to financial statements.

PaineWebber Investment Grade Income Fund
Portfolio of Investments                            November 30, 1998

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates             Rates         Value
 ---------                            -------------------- -------------- ------------
 Corporate Bonds -- 68.32%
 Airlines -- 1.11%
  $ 2,500  Delta Air Lines
           Incorporated............         12/15/22          10.375%     $  3,285,785
                                                                          ------------
 Banking -- 8.29%
    5,000  Citigroup...............         11/01/04           8.625         5,132,220
    2,200  Greenpoint Capital Trust
           I.......................         06/01/27           9.100         2,370,775
    3,000  GS Escrow Corporation...         08/01/05           7.125         2,957,475
    7,000  Providian Capital I.....         02/01/27           9.525         8,072,316
    5,000  Southtrust Bank Alabama.         05/15/25*          7.690         5,889,050
                                                                          ------------
                                                                            24,421,836
                                                                          ------------
 Cable -- 7.42%
    3,550  CSC Holdings
           Incorporated............         07/15/18           7.625         3,508,465
   10,000  TCI Communications
           Incorporated............         03/31/27           9.650        12,882,760
    5,000  TKR Cable Incorporated..         10/30/07          10.500         5,463,195
                                                                          ------------
                                                                            21,854,420
                                                                          ------------
 Diversified Industries -- 0.97%
    3,000  Mark IV Industries
           Incorporated............         09/01/07           7.500         2,862,387
                                                                          ------------
 Financial Services -- 5.34%
    2,300  Associates Corporation
           North America...........         11/01/08           6.250         2,369,800
    5,000  A T & T Capital
           Corporation Medium Term
           Note....................         11/15/00           7.500         5,094,535
    3,750  Macsaver Financial
           Services Incorporated...         02/15/02           7.400         3,245,899
    5,000  MBNA Corporation........         12/01/26           8.278         5,026,065
                                                                          ------------
                                                                            15,736,299
                                                                          ------------
 Healthcare -- 3.81%
    1,500  Cardinal Health
           Incorporated............         07/15/08           6.250         1,531,755
    4,500  Columbia/HCA Healthcare
           Corporation.............   03/30/04 to 02/10/10 7.150 to 8.700    4,532,466
    5,000  Tenet Healthcare
           Corporation.............         12/01/08           8.125         5,162,500
                                                                          ------------
                                                                            11,226,721
                                                                          ------------
 Hotels/Gaming -- 4.63%
    3,443  Circus Circus
           Enterprises
           Incorporated............         07/15/03           6.750         3,268,615
    3,000  HMH Properties
           Incorporated............         08/01/05           7.875         2,977,500
    7,700  MGM Grand Incorporated..         02/01/05           6.950         7,385,440
                                                                          ------------
                                                                            13,631,555
                                                                          ------------
 Industrial Products & Services --
  2.63%
    2,700  Owens Corning...........         08/01/18           7.500         2,663,307
    5,000  Tyco International Group
           S A.....................         06/15/01           6.125         5,084,640
                                                                          ------------
                                                                             7,747,947
                                                                          ------------

PaineWebber Investment Grade Income Fund

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates              Rates          Value
 ---------                            -------------------- ---------------  ------------
 Corporate Bonds (concluded)
 Insurance -- 12.36%
  $ 5,800  Chubb Corporation.......   11/15/99 to 08/15/18 6.600 to 8.750%  $  6,027,345
    5,000  Hartford Financial
           Services Group
           Incorporated............         11/01/08            6.375          5,029,245
    7,000  Lumbermans Mutual
           Casualty Company........         07/01/26            9.150          8,402,975
    3,000  Markel Capital Trust....         01/01/46            8.710          3,097,245
    3,000  Orion Capital Trust I...         01/01/37            8.730          3,173,460
    3,000  Prudential Insurance
           Company of America......         07/01/25            8.300          3,630,552
    4,000  USF&G Corporation.......         07/01/46            8.312          4,766,116
    2,000  Zurich Capital Trust....         06/01/37            8.376          2,299,328
                                                                            ------------
                                                                              36,426,266
                                                                            ------------
 Media -- 6.85%
   10,200  News America Holdings
           Incorporated............   10/15/12 to 10/17/96 7.900 to 10.125    11,607,998
    5,000  Time Warner
           Incorporated............         01/15/08            7.480          5,575,460
    3,000  USA Networks
           Incorporated............         11/15/05            6.750          3,000,630
                                                                            ------------
                                                                              20,184,088
                                                                            ------------
 Oil & Gas -- 1.37%
    3,750  Occidental Petroleum
           Corporation.............         06/01/19           11.125          4,050,750
                                                                            ------------
 Printing & Publishing -- 1.18%
    3,450  Valassis Inserts
           Incorporated............         03/15/99            9.375          3,484,231
                                                                            ------------
 Retail -- 4.20%
    5,950  May Department Stores
           Company.................         06/15/21            9.875          6,794,067
    3,000  Saks Incorporated.......         12/01/04            7.250          3,014,436
    2,000  Shopko Stores...........         03/15/22            9.250          2,570,296
                                                                            ------------
                                                                              12,378,799
                                                                            ------------
 Telephone -- 1.82%
    5,000  US West Capital Funding
           Incorporated............         07/15/28            6.875          5,353,300
                                                                            ------------
 Tobacco -- 1.55%
    4,000  Phillip Morris Companies
           Incorporated............         01/15/27            7.750          4,554,220
                                                                            ------------
 Utilities -- 2.03%
    5,000  Commonwealth Edison
           Company.................         06/15/20            9.875          5,986,780
                                                                            ------------
 Yankee -- 2.76%
    7,300  Loewen Group
           International
           Incorporated............   10/15/03 to 06/01/08 7.600 to 8.250      6,059,500
    2,000  Rogers Cantel
           Incorporated............         06/01/08            9.375          2,070,000
                                                                            ------------
                                                                               8,129,500
                                                                            ------------
 Total Corporate Bonds (cost --
  $194,059,874).....................                                         201,314,884
                                                                            ------------

PaineWebber Investment Grade Income Fund

 Principal
  Amount                                    Maturity          Interest
   (000)                                     Dates             Rates         Value
 ---------                            -------------------- -------------- ------------
 Collateralized Mortgage
 Obligations -- 1.73%
  $ 5,000  CS First Boston
           Mortgage, Series 1998-
           C2, Class A2 (cost -
            $5,075,782)............         11/11/30           6.300%     $  5,090,625
                                                                          ------------
 U.S. Government Obligations --
  14.76%
    2,000  U.S. Treasury Bonds.....         02/15/21           7.875         2,653,750
   38,765  U.S. Treasury Notes ....   09/30/00 to 05/15/08 5.250 to 6.500   40,852,316
                                                                          ------------
 Total U.S. Government Obligations
 (cost -- $43,001,729)..............                                        43,506,066
                                                                          ------------
 Federal Home Loan Mortgage
 Corporation Certificates -- 2.50%
    7,480  FHLMC (cost --
            $7,321,647)............         10/15/08           5.125         7,361,711
                                                                          ------------
 Federal National Mortgage
 Association Certificates -- 4.52%
   13,500  FNMA 30 year TBA
           (cost -- $13,300,313)...           TBA              6.000        13,318,601
                                                                          ------------
 Government National Mortgage
 Association Certificates -- 1.84%
    5,158  GNMA (cost --
            $5,444,811)............   06/15/17 to 11/15/17     8.000         5,428,591
                                                                          ------------
 Number of
  Shares
 ---------
 Preferred Stock -- 1.41%
  160,000  California Federal
           Preferred Capital
           Corporation (cost --
            $4,000,000)............                            9.125         4,150,000
                                                                          ------------
 Principal
  Amount
   (000)
 ---------
 Repurchase Agreements -- 7.97%
  $12,000  Repurchase Agreement
            dated 11/30/98 with
            Bear Stearns,
            collateralized by
            $12,015,000 U.S.
            Treasury Notes, 5.625%
            due 11/30/00 (value --
             $12,314,591);
            proceeds: $12,001,750 .         12/01/98           5.250        12,000,000
   11,497  Repurchase Agreement
            dated 11/30/98 with
            Morgan Stanley,
            collateralized by
            $7,110,000 U.S.
            Treasury Bonds, 8.875%
            due 08/15/17 (value --
             $10,275,885); and by
            $1,305,000 U.S.
            Treasury Notes, 8.75%
            due 11/15/08 (value -
             $1,543,568); proceeds:
            $11,498,629 ...........         12/01/98           5.100        11,497,000
                                                                          ------------
 Total Repurchase Agreements
 (cost -- $23,497,000)..............                                        23,497,000
                                                                          ------------
 Total Investments (cost --
  $295,701,156) -- 103.05%..........                                       303,667,478
 Liabilities in excess of other
 assets -- (3.05)%..................                                        (9,002,159)
                                                                          ------------
 Net Assets -- 100.00%..............                                      $294,665,319
                                                                          ============

---------
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with approximately (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
*  Maturity date reflects earliest date bonds can be put back to issuer.

                See accompanying notes to financial statements.

PaineWebber High Income Fund
Portfolio of Investments                                       November 30, 1998

 Principal
  Amount                                          Maturity Interest
   (000)                                           Dates    Rates      Value
 ---------                                        -------- -------- -----------
 Corporate Bonds -- 85.73%
 Aerospace -- 0.66%
  $ 4,000  Sabreliner Corporation**............   06/15/08 11.000%  $ 3,520,000
                                                                    -----------
 Airlines -- 1.18%
    6,000  Airplanes Pass-Through Trust........   03/15/19 10.875     6,345,000
                                                                    -----------
 Cable -- 7.63%
   10,000  @Entertainment Incorporated.........   07/15/08 14.500+    4,400,000
   17,000  Knology Holdings Incorporated.......   10/15/07 11.875+    8,330,000
    7,000  NTL Incorporated**..................   10/01/08 11.500     7,813,750
    6,500# Park 'N View Incorporated...........   05/15/08 13.000     5,525,000
    7,250  RCN Corporation.....................   10/15/07 11.125+    4,168,750
   12,750  21st Century Telecom Group
            Incorporated.......................   02/15/08 12.250+    5,355,000
   10,000  UIH Australia/Pacific Incorporated..   05/15/06 14.000+    5,400,000
                                                                    -----------
                                                                     40,992,500
                                                                    -----------
 Chemicals -- 0.56%
    3,000  American Pacific Corporation........   03/01/05  9.250     3,030,000
                                                                    -----------
 Communications-Fixed -- 11.19%
    4,500  Allegiance Telecom, Incorporated....   05/15/08 12.875     4,500,000
    6,300  Barak ITC...........................   11/15/07 12.500     3,244,500
    9,000  COLT Telecom Group PLC..............   12/15/06 12.000+    7,560,000
    2,000  Esprit Telecom Group PLC............   06/15/08 10.875     1,960,000
    3,750  Facilicom International
            Incorporated.......................   01/15/08 10.500     3,075,000
    2,000  Flag Limited........................   01/30/08  8.250     2,010,000
    4,000  Global Crossing Holdings Limited....   05/15/08  9.625     4,270,000
    8,215  GST Equipment Funding Incorporated..   05/01/07 13.250     8,461,450
    6,050  Hyperion Telecommunications
            Incorporated.......................   09/01/04 12.250     6,261,750
    3,000  Metromedia Fiber Network
            Incorporated**.....................   11/15/08 10.000     3,120,000
    3,000  MetroNet Communications Corporation.   06/15/08  9.950+    1,860,000
    6,750  Pathnet Incorporated................   04/15/08 12.250     5,163,750
    1,500  Qwest Communications International
            Incorporated**.....................   11/01/08  7.500     1,541,250
   12,250  Viatel Incorporated.................   04/15/08 12.500     7,074,375
                                                                    -----------
                                                                     60,102,075
                                                                    -----------
 Communications-Mobile -- 2.75%
    2,750  ICO Global Communications Limited...   08/01/05 15.000     2,145,000
   19,750  Nextel International Incorporated...   04/15/08 12.125+    9,282,500
    2,000  Orange PLC..........................   08/01/08  8.000     2,030,000
    2,500  Spectrasite Holdings Incorporated**.   07/15/08 12.000+    1,325,000
                                                                    -----------
                                                                     14,782,500
                                                                    -----------

PaineWebber High Income Fund

 Principal
  Amount                                         Maturity Interest
   (000)                                          Dates    Rates      Value
 ---------                                       -------- -------- ------------
 Corporate Bonds (continued)
 Consumer Manufacturing -- 5.15%
  $ 3,365  Apparel Ventures Incorporated......   12/31/00  12.250% $  3,062,150
      875  Cluett American Corporation**......   05/15/08  10.125       826,875
    6,000  Commemorative Brands Incorporated..   01/15/07  11.000     4,680,000
    4,000  Decora Industries Incorporated.....   05/01/05  11.000     3,600,000
    3,980  EKCO Group Incorporated............   04/01/06   9.250     3,980,000
    3,750  Phillips Van-Heusen Corporation....   05/01/08   9.500     3,768,750
    7,500  Westpoint Stevens Incorporated.....   06/15/08   7.875     7,734,375
                                                                   ------------
                                                                     27,652,150
                                                                   ------------
 Energy -- 3.71%
    3,500  American Eco Corporation...........   05/15/08   9.625     2,275,000
    7,500  Grant Geophysical Incorporated.....   02/15/08   9.750     5,625,000
    4,000  GulfMark Offshore Incorporated.....   06/01/08   8.750     3,900,000
    5,500  Northern Offshore ASA**............   05/15/05  10.000     3,520,000
    6,500  TransAmerican Energy Corporation...   06/15/02  13.000+    2,275,000
    6,600# TransAmerican Refining
            Corporation**.....................   06/30/03  16.000     2,310,000
                                                                   ------------
                                                                     19,905,000
                                                                   ------------
 Entertainment -- 1.17%
    4,250  Discovery Zone Incorporated........   08/01/02  13.500     2,040,000
    1,000# Discovery Zone Incorporated**......   05/01/02  13.500     1,000,000
    4,000  Silver Cinemas Incorporated........   04/15/05  10.500     3,240,000
                                                                   ------------
                                                                      6,280,000
                                                                   ------------
 Finance -- 4.44%
    2,750  Metris Companies Incorporated......   11/01/04  10.000     2,688,125
    3,750  Nationwide Credit Incorporated.....   01/15/08  10.250     3,112,500
    6,000  Olympic Financial Limited..........   03/15/07  11.500     4,560,000
    5,500  Signet Capital Trust I.............   08/15/27   9.50      4,510,000
    9,000  Superior National Insurance Group..   12/01/17  10.750     9,000,000
                                                                   ------------
                                                                     23,870,625
                                                                   ------------
 Food & Beverage -- 4.67%
    4,000  Ameriserve Food Distribution
            Incorporated......................   07/15/07  10.125     3,560,000
    9,500  Iowa Select Farms L. P.**..........   12/01/05  10.750     8,075,000
    5,000  NuCo2 Incorporated++...............   10/31/04  12.000     4,975,000
    8,500  Packaged Ice Incorporated..........   02/01/05   9.750     8,500,000
                                                                   ------------
                                                                     25,110,000
                                                                   ------------
 Gaming -- 0.43%
    2,250  Circus Circus Enterprises
            Incorporated......................   12/01/05   9.250     2,323,125
                                                                   ------------

PaineWebber High Income Fund

 Principal
  Amount                                         Maturity Interest
   (000)                                          Dates    Rates      Value
 ---------                                       -------- -------- ------------
 Corporate Bonds (continued)
 General Industrial -- 3.68%
  $ 2,000  Coltec Industries Incorporated.....   04/15/08   7.500% $  2,090,000
    6,000  Goss Graphic Systems Incorporated..   10/15/06  12.000     5,700,000
    6,500  Jordan Telecommunications Products.   08/01/07   9.875     6,500,000
    5,750  J.B. Poindexter & Company
            Incorporated......................   05/15/04  12.500     5,462,500
                                                                   ------------
                                                                     19,752,500
                                                                   ------------
 Healthcare -- 2.80%
    8,160  Fresenius Medical Care Capital
            Trust.............................   02/01/08   7.875     8,119,200
    2,000  InSight Health Services
            Corporation.......................   06/15/08   9.625     1,940,000
    2,000  MEDIQ Incorporated**...............   06/01/08  11.000     1,880,000
    3,000  Tenet Healthcare Corporation**.....   12/01/08   8.125     3,097,500
                                                                   ------------
                                                                     15,036,700
                                                                   ------------
 Hotels & Lodging -- 1.47%
    5,000  Raintree Resorts International
            Incorporated......................   12/01/04  13.000     3,000,000
    5,750  Silverleaf Resorts Incorporated....   04/01/08  10.500     4,887,500
                                                                   ------------
                                                                      7,887,500
                                                                   ------------
 Media -- 5.01%
    6,000  Fox Family Worldwide Incorporated..   11/01/07   9.250     6,030,000
    4,750  Impac Group Incorporated...........   03/15/08  10.125     4,678,750
    7,000  Source Media Incorporated..........   11/01/04  12.000     5,390,000
    5,000  Sullivan Graphics Incorporated.....   08/01/05  12.750     5,100,000
    5,528  Viacom Incorporated................   07/07/06   8.000     5,707,660
                                                                   ------------
                                                                     26,906,410
                                                                   ------------
 Metals -- 3.05%
    4,125  AEI Holding Company**..............   11/15/07  10.000     4,248,750
    5,125  Metal Management Incorporated......   05/15/08  10.000     2,972,500
    5,250  Murrin Murrin Holdings Party
            Limited...........................   08/31/07   9.375     4,961,250
    4,100  WCI Steel Incorporated.............   12/01/04  10.000     4,192,250
                                                                   ------------
                                                                     16,374,750
                                                                   ------------
 Packaging -- 2.79%
    6,250  Bear Island LLC....................   12/01/07  10.000     6,328,125
    3,000  Portola Packaging Incorporated.....   10/01/05  10.750     3,060,000
    6,250  Vicap S.A. ........................   05/15/07  11.375     5,625,000
                                                                   ------------
                                                                     15,013,125
                                                                   ------------

PaineWebber High Income Fund

 Principal
  Amount                                    Maturity           Interest
   (000)                                     Dates              Rates          Value
 ---------                            -------------------- ---------------- ------------
 Corporate Bonds (concluded)
 Real Estate -- 3.24%
  $ 6,500  American Architectural
            Products Corporation...         12/01/07            11.750%     $  5,525,000
    4,125  D.R. Horton
            Incorporated...........         06/15/04            8.375          4,145,625
    3,875  Forest City Enterprise
            Incorporated...........         03/15/08            8.500          3,894,375
    3,750  U.S. Home Corporation...         08/15/07            8.880          3,815,625
                                                                            ------------
                                                                              17,380,625
                                                                            ------------
 Restaurants -- 0.59%
    3,500  American Restaurant
            Group Incorporated.....         02/15/03            11.500         3,150,000
                                                                            ------------
 Retail -- 4.64%
    2,000  Advance Holding
            Corporation**..........         04/15/09            12.875+        1,180,000
    3,250  Advance Stores Company
            Incorporated**.........         04/15/08            10.250         3,347,500
    4,750  Big 5 Corporation.......         11/15/07            10.875         4,892,500
    3,750  Jafra Cosmetics
            International
            Incorporated**.........         05/01/08            11.750         3,412,500
    5,500# Mrs. Field's Holding
            Company Incorporated**.         12/01/05            14.000+        3,135,000
    5,000  Mrs. Field's Original
            Cookies Incorporated...         12/01/04            10.125         4,600,000
    4,500  Tuesday Morning
            Corporation............         12/15/07            11.000         4,365,000
                                                                            ------------
                                                                              24,932,500
                                                                            ------------
 Technology -- 6.35%
    3,000  Ampex Corporation++.....         03/15/03            12.000         3,000,000
   13,700  Electronic Retailing
            Systems International
            Incorporated...........         02/01/04            13.250+        4,932,000
   19,500  Inter Act Systems
            Incorporated...........         08/01/03            14.000+        7,995,000
    2,100  PSI Net Incorporated....         02/15/05            10.000         2,100,000
    4,750  Samsung Electronics
            America Incorporated**.         05/01/03            9.750          4,346,250
    5,000  Verio Incorporated......   06/15/04 to 04/01/05 10.375 to 13.500    5,340,000
    1,250  Verio Incorporated**....         12/01/08            11.250         1,300,000
   10,000  Wam! Net Incorporated...         03/01/05            13.250         5,100,000
                                                                            ------------
                                                                              34,113,250
                                                                            ------------
 Transportation Non-Air -- 7.43%
    2,015  American Reefer Company
            Limited................         03/01/08            10.250         1,531,400
    3,750  Atlantic Express
            Transportation
            Corporation............         02/01/04            10.750         3,796,875
    1,500  Eletson Holdings
            Incorporated...........         11/15/03            9.250          1,421,250
    7,000  Equimar Shipholdings
            Limited................         07/01/07            9.875          5,670,000
    3,000  HDA Parts System
            Incorporated**.........         08/01/05            12.000         2,760,000
    3,000  Millenium Seacarriers
            Incorporated...........         07/15/05            12.000         2,475,000
    4,000  Navigator Gas Transport
            PLC**..................         06/30/07            10.500         3,680,000
    2,750# Navigator Gas Transport
            PLC**..................         06/30/07            12.000         2,612,500
    5,000  Pacific & Atlantic
            Holdings
            Incorporated**.........         05/30/08            11.500         4,200,000
    6,250  Stena AB................         06/15/07            8.750          5,984,375
   10,540  TFM S.A. de C.V.........         06/15/09            11.750+        5,770,650
                                                                            ------------
                                                                              39,902,050
                                                                            ------------
 Utilities -- 1.14%
    5,589  Panda Funding
            Corporation............         08/20/12            11.625         6,147,403
                                                                            ------------
 Total Corporate Bonds (cost --
  $520,010,832).....................                                         460,509,788
                                                                            ------------

PaineWebber High Income Fund

 Principal
  Amount                                        Maturity Interest
   (000)                                         Dates    Rates       Value
 ---------                                      -------- --------  ------------
 Convertible Bonds -- 2.34%
 Communications - Fixed -- 0.26%
  $ 1,925  GST Telecommuncations
            Incorporated.....................   12/15/05  13.875%+ $  1,386,000
                                                                   ------------
 Energy -- 0.55%
    5,075  Key Energy Group Incorporated.....   09/15/04   5.000      2,956,187
                                                                   ------------
 Gaming -- 0.33%
    1,750  Argosy Gaming Company.............   06/01/01  12.000      1,760,938
                                                                   ------------
 General Industrial -- 1.20%
    6,750  Waste Systems International
            Incorporated**...................   05/13/05   7.000      6,480,000
                                                                   ------------
 Total Convertible Bonds (cost --
 $14,054,450).................................                       12,583,125
                                                                   ------------
 Number of
  Shares
 ---------
 Common Stock(a) -- 4.53%
 Communications - Fixed -- 1.62%
   70,200  COLT Telecom Group PLC, ADR..........................      3,685,500
  337,616  Viatel Incorporated..................................      5,022,038
                                                                   ------------
                                                                      8,707,538
                                                                   ------------
 Gaming -- 0.22%
  541,666  Hollywood Casino Corporation.........................        744,791
  110,185  JCC Holding Company..................................        440,740
                                                                   ------------
                                                                      1,185,531
                                                                   ------------
 General Industrial -- 0.69%
    1,400  Communications & Power...............................        210,000
    1,250  Jordan Telecommunication Products....................        250,000
  560,419  Waste Systems International Incorporated.............      3,222,409
                                                                   ------------
                                                                      3,682,409
                                                                   ------------
 Media -- 0.28%
   12,000  Affiliated Newspapers Investments Incorporated.......      1,500,000
                                                                   ------------
 Retail -- 1.05%
  666,011  Samuels Jewelers Incorporated........................      5,661,094
   20,000  Tuesday Morning Corporation..........................            200
                                                                   ------------
                                                                      5,661,294
                                                                   ------------
 Technology -- 0.67%
  594,328  Ampex Corporation++..................................        594,328
  110,000  PSINet Incorporated..................................      2,062,500
   49,292  Verio Incorporated...................................        936,548
                                                                   ------------
                                                                      3,593,376
                                                                   ------------
 Total Common Stock (cost -- $14,318,433).......................     24,330,148
                                                                   ------------

PaineWebber High Income Fund

 Number of
   Shares                             Value
 ----------                        ------------
 Preferred Stock --
  2.50%
 Cable -- 0.13%
      1,071  21st Century Telecom
              Group
              Incorporated**...... $    696,150
                                   ------------
 Communications -
  Fixed -- 0.32%
     10,000  Global Crossing
              Holdings
              Limited(a)..........    1,000,000
      6,164  Viatel Incorporated..      708,860
                                   ------------
                                      1,708,860
                                   ------------
 General
 Industrial --
  0.87%
     31,158  Communications &
              Power...............    3,402,454
      1,250  Jordan
              Telecommunications
              Products(a).........    1,250,000
                                   ------------
                                      4,652,454
                                   ------------
 Media -- 0.33%
     91,360  Source Media
              Incorporated........    1,781,514
                                   ------------
 Restaurants --
  0.46%
      2,500  American Restaurant
              Group
              Incorporated(a).....    2,500,000
                                   ------------
 Retail -- 0.39%
     21,974  Tuesday Morning
              Corporation(a)......    2,109,504
                                   ------------
 Total Preferred Stock (cost --
  $11,501,184)...................    13,448,482
                                   ------------
 Number of
  Warrants
 ----------
 Warrants(a) --
  0.56%
 Aerospace -- 0.02%
      8,400  Sabreliner
              Corporation.........      126,000
                                   ------------
 Cable -- 0.03%
     40,000  @Entertainment
              Incorporated........       40,000
      1,000  21st Century Telecom
              Group Incorporated..       30,000
     17,000  Knology Holdings
              Incorporated........       42,500
     10,000  UIH
              Australia/Pacific
              Incorporated........       50,000
                                   ------------
                                        162,500
                                   ------------
 Communications -
  Fixed  -- 0.03%
      8,500  Allegiance Telecom
              Incorporated........       82,875
      6,750  Pathnet
              Incorporated........       67,500
                                   ------------
                                        150,375
                                   ------------
 Communications -
  Mobile  -- 0.01%
     15,750  McCaw International
              Limited.............       39,375
                                   ------------

 Consumer
 Manufacturing --
  0.01%
      8,718  AVI Holdings.........       43,592
                                   ------------
 Entertainment --
  0.00%
      4,250  Discovery Zone
              Incorporated........           43
                                   ------------

PaineWebber High Income Fund

 Number of
 Warrants                                                             Value
 ---------                                                         ------------

 Warrants(a) (concluded)

 Finance -- 0.00%
    6,000  Olympic Financial Limited.............................  $     30,000
                                                                   ------------
 Food & Beverage -- 0.22%
  109,290  NuCo2 Incorporated++..................................       450,821
    7,250  Packaged Ice Incorporated.............................       725,000
                                                                   ------------
                                                                      1,175,821
                                                                   ------------
 Hotels & Lodging -- 0.00%
    5,000  Club Regina Resorts Incorporated......................         5,000
                                                                   ------------
 Media -- 0.15%
   44,700  Source Media Incorporated.............................       787,837
                                                                   ------------
 Restaurants -- 0.00%
    2,500  Amercian Restaurant Group Incorporated................            25
                                                                   ------------
 Retail -- 0.00%
   44,525  Samuels Jewelers Incorporated.........................           445
                                                                   ------------
 Technology -- 0.09%
  102,000  Ampex Corporation++...................................        76,500
   13,700  Electronic Retailing Systems International............        68,500
   19,500  Inter Act Systems Incorporated........................        97,500
   30,000  Wam! Net Incorporated.................................       240,000
                                                                   ------------
                                                                        482,500
                                                                   ------------
 Transportation Non-Air -- 0.00%
    3,000  Millenium Seacarriers Incorporated....................         1,875
                                                                   ------------
 Total Warrants (cost -- $1,274,918).............................     3,005,388
                                                                   ------------

 Principal
  Amount                                         Maturity Interest
   (000)                                           Date     Rate
 ---------                                       -------- --------

 Repurchase Agreement -- 2.73%
  $14,632  Repurchase Agreement dated 11/30/98
            with Societe Generale Securities
            Corporation, collateralized by
            $13,035,000 U.S. Treasury Notes,
            7.250% due 08/15/04 (value --
             $14,925,075); proceeds:
            $14,634,154 (cost -- $14,632,000).   12/01/98  5.300%    14,632,000
                                                                   ------------
 Total Investments (cost -- $575,791,817) --
   98.39%......................................                     528,508,931
 Other assets in excess of liabilities --
   1.61%.......................................                       8,661,698
                                                                   ------------
 Net Assets -- 100.00%.........................                    $537,170,629
                                                                   ============

-------
# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
++Illiquid securities representing 1.7% of net assets
+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Non-income producing security
ADR American Depositary Receipt

                 See accompanying notes to financial statements

PaineWebber
Statement of Assets and Liabilities                            November 30, 1998

                              U.S.       Low Duration     Investment
                           Government   U.S. Government     Grade          High
                          Income Fund     Income Fund    Income Fund    Income Fund
                          ------------  ---------------  ------------  -------------
Assets

Investments in
 securities, at value
 (cost -- $412,313,969,
 $233,218,034,
 $295,701,156 and
 $575,791,817,
 respectively)..........  $417,112,142    $ 233,593,907  $303,667,478  $ 528,508,931
Cash....................       --               855,694       --            --

Receivable for
 investments sold.......     6,856,719       53,351,549       --           8,931,410

Dividends and interest
 receivable.............     3,135,300        2,963,050     5,463,311     11,343,686

Receivable for shares of
 beneficial interest
 sold...................        36,435          475,693       158,098        980,086
                          ------------    -------------  ------------  -------------
Total assets............   427,620,001      291,265,725   309,354,965    549,785,653
                          ------------    -------------  ------------  -------------

Variation margin
 receivable.............       451,188            8,062       --            --

Other assets............        28,217           17,770        66,078         21,540


Liabilities

Payable for investments
 purchased..............    87,864,382      138,743,674    13,300,313      9,922,502

Accrued expenses and
 other liabilities......       178,428          228,858       363,123        244,198
                          ------------    -------------  ------------  -------------
Total liabilities.......    89,195,843      139,256,589    14,689,646     12,615,024
                          ------------    -------------  ------------  -------------
Dividends payable.......       357,526           53,768       341,860      1,101,430

Payable to custodian....       315,043         --             --             156,438

Payable for shares of
 beneficial interest
 repurchased............       249,112          100,676       464,355        725,030

Payable to affiliates...       231,352          129,613       219,995        465,426


Net unrealized
 appreciation
 (depreciation) of
 investments, futures
 and options............     5,258,227          466,605     7,966,322    (47,282,886)
                          ------------    -------------  ------------  -------------
Net assets..............  $338,424,158    $ 152,009,136  $294,665,319  $ 537,170,629
                          ============    =============  ============  =============
Net Assets

Beneficial interest --
  $0.001 par value
 (unlimited amount
 authorized)............   418,645,334      268,075,535   305,896,195    706,720,998

Undistributed
 (distributions in
 excess of) net
 investment income......      (357,526)         (53,767)     (341,860)     3,090,809
Net assets..............  $278,482,843    $  63,606,416  $216,401,768  $ 258,558,684
                          ------------    -------------  ------------  -------------
Shares outstanding......    30,275,704       26,690,574    20,053,353     38,844,047
                          ------------    -------------  ------------  -------------
Net asset value and
 redemption value per
 share..................         $9.20            $2.38        $10.79          $6.66
                                 =====            =====        ======          =====
Maximum offering price
 per share (net asset
 value plus sales charge
 of 4.00% of offering
 price -- 3.00% for Low
 Duration U.S.
 Government Income
 Fund)..................         $9.58            $2.45        $11.24          $6.94
                                 =====            =====        ======          =====

Accumulated net realized
 losses from investment,
 futures and options
 transactions...........   (85,121,877)    (116,479,237)  (18,855,338)  (125,358,292)

Net assets..............  $ 23,318,040    $   7,669,941  $ 41,124,396  $ 176,997,079
                          ------------    -------------  ------------  -------------
Shares outstanding......     2,534,618        3,223,048     3,811,914     26,613,289
                          ------------    -------------  ------------  -------------
Net asset value and
 offering price per
 share..................         $9.20            $2.38        $10.79          $6.65
                                 =====            =====        ======          =====

Class A:

Net assets..............  $ 25,076,352    $  78,923,009  $ 34,457,067  $  98,981,524
                          ------------    -------------  ------------  -------------
Shares outstanding......     2,728,743       33,161,108     3,193,217     14,850,452
                          ------------    -------------  ------------  -------------
Net asset value and
 offering price per
 share..................         $9.19            $2.38        $10.79          $6.67
                                 =====            =====        ======          =====
Net assets..............  $ 11,546,923    $   1,809,770  $  2,682,088  $   2,633,342
                          ------------    -------------  ------------  -------------
Shares outstanding......     1,256,510          759,609       248,356        396,012
                          ------------    -------------  ------------  -------------
Net asset value,
 offering price and
 redemption value per
 share..................         $9.19            $2.38        $10.80          $6.65
                                 =====            =====        ======          =====

Class B:


Class C:


Class Y:


                 See accompanying notes to financial statements

PaineWebber
Statement of Operations

                                    For the Year Ended November 30, 1998
                            -------------------------------------------------------
                               U.S.       Low Duration    Investment
                            Government   U.S. Government     Grade         High
                            Income Fund    Income Fund    Income Fund  Income Fund
                            -----------  ---------------  -----------  ------------
Investment income:

Interest and dividends....  $23,513,085       $9,181,687  $21,794,247  $ 60,680,851
                            -----------       ----------  -----------  ------------

Expenses:

Investment advisory and
 administration...........    1,751,719          708,240    1,456,093     3,036,812

Service fees -- Class A...      712,065          120,959      543,534       685,222

Service and distribution
 fees -- Class B..........      295,396           74,245      413,463     2,177,074

Service and distribution
 fees -- Class C..........      195,063          631,062      234,797       857,290

Transfer agency fees......      405,573          139,794      213,692       406,644

Custody and accounting....      245,172           73,319      148,636       249,143
Reports and notices to
 shareholders.............      104,644           31,887       59,724       104,373

Legal and audit...........       91,904           58,899       52,302        83,250

State registration fees...       78,661           42,490       42,846        80,910

Trustees' fees............       10,500           10,500       10,500        10,500

Amortization of
 organizational expense...      --                20,343      --            --

Other expenses............       45,806            2,829        3,844        52,243
                            -----------       ----------  -----------  ------------
                              3,936,503        2,125,385    3,179,431     7,743,461
                            -----------       ----------  -----------  ------------
Net investment income.....   19,576,582        7,056,302   18,614,816    52,937,390
                            -----------       ----------  -----------  ------------
Interest..................      --               210,818      --            --


Realized and unrealized
 gains (losses) from
 investment activities:

Net realized gains
 (losses) from:

 Investment and purchased
  options transactions....    8,090,841        1,714,720    4,171,797   (10,507,346)

 Futures contracts........    3,600,365            6,607     (729,729)      --

 Options written..........    1,407,146           --          --            --

 Options written..........     (145,925)          --          --            --
                            -----------       ----------  -----------  ------------
Net realized and
 unrealized gains (losses)
 from investment
 activities...............    9,717,626          839,373   (1,546,821)  (78,049,827)
                            -----------       ----------  -----------  ------------
Net increase (decrease) in
 net assets resulting from
 operations...............  $29,294,208       $7,895,675  $17,067,995  $(25,112,437)
                            ===========       ==========  ===========  ============

Net change in unrealized
 appreciation/depreciation
 of:

 Investments and purchased
  options.................   (1,734,667)        (972,686)  (4,954,576)  (67,542,481)

 Futures .................   (1,500,134)          90,732      (34,313)      --


                 See accompanying notes to financial statements

PaineWebber U.S. Government Income Fund
Statement of Changes in Net Assets

                                                       For the Years Ended
                                                           November 30,
                                                    ---------------------------
                                                        1998          1997
                                                    ------------  -------------
From operations:
Net investment income.............................  $ 19,576,582  $  23,828,507
Net realized gains from investment, futures and
 options transactions.............................    13,098,352        751,897
Net change in unrealized appreciation/depreciation
 of investments, futures and options..............    (3,380,726)     1,124,530
                                                    ------------  -------------
Net increase in net assets resulting from
 operations.......................................    29,294,208     25,704,934
                                                    ------------  -------------
Dividends to shareholders from:
Net investment income -- Class A..................   (16,195,457)   (18,906,488)
Net investment income -- Class B..................    (1,439,609)    (2,738,447)
Net investment income -- Class C..................    (1,345,864)    (1,784,185)
Net investment income -- Class Y..................      (597,497)      (399,385)
                                                    ------------  -------------
Total dividends to shareholders...................   (19,578,427)   (23,828,505)
                                                    ------------  -------------
From beneficial interest transactions:
Net proceeds from the sale of shares..............    38,402,796     18,010,872
Cost of shares repurchased........................   (89,609,394)  (114,604,633)
Proceeds from dividends reinvested................    11,399,759     13,273,684
                                                    ------------  -------------
Net decrease in net assets from beneficial
 interest transactions............................   (39,806,839)   (83,320,077)
                                                    ------------  -------------
Net decrease in net assets........................   (30,091,058)   (81,443,648)
Net assets:
Beginning of year.................................   368,515,216    449,958,864
                                                    ------------  -------------
End of year.......................................  $338,424,158  $ 368,515,216
                                                    ============  =============


                 See accompanying notes to financial statements

PaineWebber Low Duration U.S. Government Income Fund
Statement of Changes in Net Assets

                                                      For the Years Ended
                                                         November 30,
                                                  ----------------------------
                                                      1998           1997
                                                  -------------  -------------
From operations:
Net investment income............................ $   7,056,302  $   8,613,452
Net realized gains from investment and futures
 transactions....................................     1,721,327      2,277,620
Net change in unrealized
 appreciation/depreciation of investments and
 futures.........................................      (881,954)    (1,371,009)
                                                  -------------  -------------
Net increase in net assets resulting from
 operations......................................     7,895,675      9,520,063
                                                  -------------  -------------
Dividends to shareholders from:
Net investment income -- Class A.................    (2,595,938)    (2,934,509)
Net investment income -- Class B.................      (339,772)      (353,643)
Net investment income -- Class C.................    (4,024,907)    (5,305,663)
Net investment income -- Class Y.................       (95,059)       (20,260)
                                                  -------------  -------------
Total dividends to shareholders..................    (7,055,676)    (8,614,075)
                                                  -------------  -------------
From beneficial interest transactions:
Net proceeds from the sale of shares.............   162,076,404    278,839,540
Cost of shares repurchased.......................  (148,445,808)  (354,526,498)
Proceeds from dividends reinvested...............     4,889,431      4,961,994
                                                  -------------  -------------
Net increase (decrease) in net assets from
 beneficial interest transactions................    18,520,027    (70,724,964)
                                                  -------------  -------------
Net increase (decrease) in net assets............    19,360,026    (69,818,976)
Net assets:
Beginning of year................................   132,649,110    202,468,086
                                                  -------------  -------------
End of year...................................... $ 152,009,136  $ 132,649,110
                                                  =============  =============


                 See accompanying notes to financial statements

PaineWebber Investment Grade Income Fund
Statement of Changes in Net Assets

                                                        For the Years Ended
                                                           November 30,
                                                     --------------------------
                                                         1998          1997
                                                     ------------  ------------
From operations:

Net investment income..............................  $ 18,614,816  $ 20,187,261

Net realized gains from investment, futures and op-
 tion transactions.................................     3,442,068     4,482,892

Net change in unrealized appreciation/depreciation
 of investments, futures and options...............    (4,988,889)    2,014,325
                                                     ------------  ------------
Net increase in net assets resulting from opera-
 tions.............................................    17,067,995    26,684,478
                                                     ------------  ------------

Dividends to shareholders from:

Net investment income -- Class A...................   (14,293,057)  (15,134,222)

Net investment income -- Class B...................    (2,398,710)   (3,079,256)

Net investment income -- Class C...................    (1,897,687)   (1,925,784)

Net investment income -- Class Y...................       (77,963)      --
                                                     ------------  ------------
Total dividends to shareholders....................   (18,667,417)  (20,139,262)
                                                     ------------  ------------

From beneficial interest transactions:

Net proceeds from the sale of shares...............    56,988,242    17,100,249

Cost of shares repurchased.........................   (57,228,784)  (67,140,065)

Proceeds from dividends reinvested.................    10,000,701    10,181,074
                                                     ------------  ------------

Net increase (decrease) in net assets from benefi-
 cial interest transactions........................     9,760,159   (39,858,742)
                                                     ------------  ------------
Net increase (decrease) in net assets..............     8,160,737   (33,313,526)

Net assets:
Beginning of year..................................   286,504,582   319,818,108
                                                     ------------  ------------
End of year........................................  $294,665,319  $286,504,582
                                                     ============  ============



                 See accompanying notes to financial statements

PaineWebber High Income Fund
Statement of Changes in Net Assets

                                                       For the Years Ended
                                                          November 30,
                                                   ----------------------------
                                                       1998           1997
                                                   -------------  -------------
From operations:
Net investment income............................  $  52,937,390  $  51,511,747
Net realized losses from investment transactions.    (10,507,346)   (12,530,231)
Net change in unrealized
 appreciation/depreciation of investments........    (67,542,481)    33,236,309
                                                   -------------  -------------
Net increase (decrease) in net assets resulting
 from operations.................................    (25,112,437)    72,217,825
                                                   -------------  -------------
Dividends to shareholders from:
Net investment income -- Class A.................    (24,137,016)   (23,042,879)
Net investment income -- Class B.................    (17,410,119)   (18,695,781)
Net investment income -- Class C.................     (9,462,206)    (8,733,394)
Net investment income -- Class Y.................       (120,615)      --
                                                   -------------  -------------
Total dividends to shareholders..................    (51,129,956)   (50,472,054)
                                                   -------------  -------------
From beneficial interest transactions:
Net proceeds from the sale of shares.............    199,547,214    188,961,439
Cost of shares repurchased.......................   (234,206,542)  (161,226,504)
Proceeds from dividends reinvested...............     23,335,096     21,755,402
                                                   -------------  -------------
Net increase (decrease) in net assets from
 beneficial interest transactions................    (11,324,232)    49,490,337
                                                   -------------  -------------
Net increase (decrease) in net assets............    (87,566,625)    71,236,108
Net assets:
Beginning of year................................    624,737,254    553,501,146
                                                   -------------  -------------
End of year (including undistributed net
 investment income of $3,090,809 and $315,338,
 respectively)...................................  $ 537,170,629  $ 624,737,254
                                                   =============  =============


                 See accompanying notes to financial statements

Notes to Financial Statements
Organization and Significant Accounting Policies
 PaineWebber Managed Investments Trust (the "Trust") was organized under Massa-chusetts law by a Declaration of Trust dated November 21, 1986 and is regis-tered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The Trust is a series mutual fund with seven funds: PaineWebber U.S. Government In-come Fund ("U.S. Government Income Fund"), PaineWebber Low Duration U.S. Gov-ernment Income Fund ("Low Duration U.S. Government Income Fund"), PaineWebber Investment Grade Income Fund ("Investment Grade Income Fund"), PaineWebber High Income Fund ("High Income Fund") (collectively, the "Funds"), PaineWebber Util-ity Income Fund, PaineWebber Asia Pacific Growth Fund and PaineWebber Tax-Man-aged Equity Fund. The financial statements for PaineWebber Utility Income Fund, PaineWebber Asia Pacific Growth Fund and PaineWebber Tax-Managed Equity Fund are not included herein.
 Costs incurred by Low Duration U.S. Government Income Fund in connection with its organization were fully deferred as of November 30, 1998 using the straight-line method over the sixty months from the commencement of operations.
 Currently, each Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan. Class Y shares have no service or distribution plan.
 The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assump-tions that affect the reported amounts and disclosures in the financial state-ments. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
 Valuation of Investments--Where market quotations are readily available, port-folio securities are valued thereon, provided such quotations adequately re-flect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Funds. When market quotations are not readily avail-able, securities are valued based upon appraisals derived from information con-cerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as deter-mined in good faith by or under the direction of the Trust's board of trustees (the "board"). The amortized cost method of valuation, which approximates mar-ket value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.
 Repurchase Agreements--The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including ac-crued interest, is at least equal to the repurchase price. In the event of de-fault of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under cer-tain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each of the Funds occasionally participates in joint repur-chase agreement transactions with other funds managed by Mitchell Hutchins.
 Investment Transactions and Investment Income--Investment transactions are re-corded on the trade date. Realized gains and losses from investment transac-tions are calculated using the identified cost method. Interest income is re-corded

Notes to Financial Statements
on an accrual basis. Dividend income is recorded on the ex-dividend date. Dis-counts are accreted and premiums are amortized (with the exception of U.S. Gov-ernment Income Fund) as adjustments to interest income and the identified cost of investments.
 Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (af-ter adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.
 Dollar Rolls--Low Duration U.S. Government Income Fund and U.S. Government In-come Fund may enter into transactions in which these Funds sell securities for delivery in the current month and simultaneously contracts to repurchase sub-stantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Funds forego prin-cipal and interest paid on the securities. The Funds are compensated by the in-terest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.
 Futures Contracts--Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or U.S. Government se-curities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation mar-gin," are made or received by the Fund each day, depending on the daily fluctu-ations in the value of the underlying financial futures contracts. Such varia-tion margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.
 Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Funds (except High Income Fund) primarily use financial futures contracts for hedging or to manage the average duration of the Fund's portfolio. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.
 Option Writing--When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of As-sets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either ex-pires on its stipulated expiration date or the Fund enters into a closing pur-chase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying se-curity) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. The U.S. Government Income Fund primarily uses written options for the enhance-ment of income to the Funds.
 Reverse Repurchase Agreements--Each of the Funds may enter into reverse repur-chase agreements with qualified third party broker-dealers as determined by, and under the direction of, the board. Interest on the value of reverse repur-chase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund

Notes to Financial Statements
enters into a reverse repurchase agreement, it establishes and maintains a seg-regated account with the Fund's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.
 For the year ended November 30, 1998, the Low Duration U.S. Government Income Fund is the only Fund which engaged in reverse repurchase agreements. The aver-age monthly balance of reverse repurchase agreements outstanding during the year ended November 30, 1998 was $3,751,201 at a weighted average interest rate of 5.62%.
 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and dis-tributions from realized capital gains are determined in accordance with fed-eral income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their fed-eral tax-basis treatment; temporary differences do not require reclassifica-tion.
Concentration of Risk
 The ability of the issuers of the debt securities including mortgage- and as-set-backed securities held by the Funds to meet their obligations may be af-fected by economic developments, including those particular to a specific in-dustry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.
Written Option Activity
 Transactions in options written for the year ended November 30, 1998 were as follows:

                                                             U.S. Government
                                                               Income Fund
                                                          ---------------------
                                                          Number of
                                                           Options   Premiums
                                                          --------- -----------
Options outstanding at November 30, 1997.................    1,200  $   983,425
Options written .........................................    8,098    2,646,350
Options terminated in closing purchase transactions......   (7,149)  (3,068,794)
Options expired..........................................   (2,149)   (560,981)
                                                           -------  -----------
Options outstanding at November 30, 1998.................        0  $         0
                                                           =======  ===========

Investment Adviser and Administrator
 The board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Funds. In accordance with the Advisory Contract, each Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of each Fund's average daily net assets. At November 30, 1998, U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Invest-ment Grade Income Fund and High Income Fund owed Mitchell Hutchins $139,100, $61,775, $118,780 and $214,058, respectively, in investment advisory and admin-istration fees.
 Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Pacific Investment Management Company ("PIMCO") serves as the sub-adviser for Low Duration U.S. Government Income Fund. Under the Sub-Advisory Contract,

Notes to Financial Statements
Mitchell Hutchins (not the Fund) pays PIMCO a fee, computed daily and payable monthly, in an amount equal to one-half of the advisory fee received by Mitch-ell Hutchins from the Fund.
Distribution Plans
 Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under sepa-rate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, each Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, re-spectively. At November 30, 1998, U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund owed Mitchell Hutchins $92,188, $67,838, $97,178 and $251,368, respectively, in service and distribution fees.
 Mitchell Hutchins also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent de-ferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed each Fund that for the year ended November 30, 1998, it earned $46,733, $76,476, $249,808 and $1,137,630 in sales charges for the U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund, respectively.
Security Lending
 Each Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government se-curities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accord-ingly. Each Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in re-covery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation, which is included in inter-est income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the bor-rower plus reasonable administrative and custody fees. Each Fund's lending agent is PaineWebber, who received compensation for the year ended November 30, 1998 from the following Funds:

         U.S. Government Income Fund........................ $ 2,938
         Investment Grade Income Fund....................... $24,433

 At November 30, 1998, the U.S. Government Income Fund and the Investment Grade Income Fund owed PaineWebber $64 and $4,037, respectively, in security lending fees.
 For the year ended November 30, 1998, the U.S. Government Income Fund and the Investment Grade Income Fund earned compensation of $9,098 and $71,790 net of fees, rebates and expenses, from securities lending transactions. At November 30, 1998 there were no securities on loan from the Funds.
Bank Line of Credit
 Each Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for tempo-rary financing until the settlement of sale or purchase of portfolio securi-ties, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection there-with, each Fund has agreed to pay a commitment fee, pro rata, based on the rel-ative asset size of the Funds in the Facility. Interest is charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended November 30, 1998, the Funds did not borrow under the Facil-ity.

Notes to Financial Statements
Transfer Agency Service Fees
 PaineWebber provides transfer agency related services to each Fund pursuant to a delegation of authority from PFPC Inc., each Funds' transfer agent, and is compensated for these services by PFPC Inc., not the Funds. For the year ended November 30, 1998, PaineWebber received from PFPC Inc., not the Funds, approxi-mately 50%, 53%, 53% and 50% of the total transfer agency fees collected by PFPC Inc. from the U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund, respectively. Investments in Securities
 For federal income tax purposes, the cost of securities owned at November 30, 1998 was substantially the same as the cost of securities for financial state-ment purposes.
 At November 30, 1998, the components of the net unrealized appreciation (de-preciation) of investments were as follows:

                            U.S.       Low Duration   Investment
                         Government   U.S. Government    Grade         High
                         Income Fund    Income Fund   Income Fund  Income Fund
                         -----------  --------------- -----------  ------------
Gross appreciation
 (investments having an
 excess of value over
 cost).................  $5,711,064     $1,217,761    $10,668,344  $ 21,135,877
Gross depreciation
 (investments having an
 excess of cost over
 value)................    (912,891)      (841,888)    (2,702,022)  (68,418,763)
                         ----------     ----------    -----------  ------------
Net unrealized
 appreciation
 (depreciation) of
 investments...........  $4,798,173     $  375,873    $ 7,966,322  $(47,282,886)
                         ==========     ==========    ===========  ============

 For the year ended November 30, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                            U.S.       Low Duration    Investment
                         Government   U.S. Government    Grade         High
                        Income Fund     Income Fund   Income Fund  Income Fund
                       -------------- --------------- ------------ ------------
Purchases............. $1,245,463,351  $809,579,599   $489,218,359 $946,663,323
Sales................. $1,286,496,627  $776,553,474   $480,957,273 $967,211,644

Federal Tax Status
 Each Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated in-vestment companies. Accordingly, no provision for federal income taxes is re-quired. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax.
 For the year ended November 30, 1998, the reclassifications arising from per-manent "book/tax" differences resulting in increases (decreases) to the compo-nents of net assets were as follows:

                                   Undistributed
                                   (Distributions
                                     in Excess
                                      of) Net      Accumulated
                                     Investment    Net Realized    Beneficial
                                       Income     Gains (Losses)    Interest
                                   -------------- --------------  ------------
U.S. Government Income Fund.......       $571,864    $   (73,700) $   (498,164)
Low Duration U.S. Government
 Income Fund......................        239,207        (24,902)     (214,305)
Investment Grade Income Fund......        187,104      4,707,791    (4,894,895)
High Income Fund..................        968,037     58,754,539   (59,722,576)

 At November 30, 1998, U.S. Government Income Fund, Low Duration U.S. Govern-ment Income Fund, Investment Grade Income Fund and High Income Fund had net capital loss carryforwards of $84,620,234, $116,388,503, $18,781,340 and
$122,502,193, respectively. These loss carryforwards are available as reduc-tions, to the extent provided in the regulations, of future net realized capi-tal gains, and will expire between November 30, 1999 and November 30, 2006. To the extent that such losses are used to offset future net realized capital gains, it is probable that these gains will not be distributed.

Notes to Financial Statements
Shares of Beneficial Interest
 There is an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

                           Class A                     Class B                   Class C                    Class Y
                  ---------------------------  ------------------------  -------------------------  ------------------------
                     Shares        Amount        Shares       Amount       Shares        Amount       Shares       Amount
                  ------------  -------------  ----------  ------------  -----------  ------------  ----------  ------------
U.S. Government
 Income Fund
Year ended
 November 30,
 1998:
Shares sold.....       505,416  $   4,607,694     954,146  $  8,719,746      636,935  $  5,801,537   2,133,805  $ 19,273,819
Shares
 repurchased....    (5,910,608)   (53,488,228) (1,135,313)  (10,275,294)  (1,153,391)  (10,446,958) (1,704,454)  (15,398,914)
Shares converted
 from Class B to
 Class A........     2,084,528     18,889,153  (2,084,528)  (18,889,153)     --            --           --           --
Dividends
 reinvested.....     1,003,345      9,097,712      93,443       846,696       96,378       873,028      64,246       582,323
                  ------------  -------------  ----------  ------------  -----------  ------------  ----------  ------------
Net increase
 (decrease).....    (2,317,319) $ (20,893,669) (2,172,252) $(19,598,005)    (420,078) $ (3,772,393)    493,597  $  4,457,228
                  ============  =============  ==========  ============  ===========  ============  ==========  ============
Year ended
 November 30,
 1997:
Shares sold.....       448,305  $   3,915,986     476,566  $  4,168,910      513,532  $  4,489,464     620,112  $  5,436,512
Shares
 repurchased....    (8,440,372)   (73,719,107) (2,295,981)  (20,006,468)  (1,756,331)  (15,337,064)   (633,559)   (5,541,994)
Shares converted
 from Class B to
 Class A........       638,153      5,617,512    (638,038)   (5,617,512)     --            --           --           --
Dividends
 reinvested.....     1,161,115     10,151,112     185,612     1,622,016      128,773     1,124,426      43,054       376,130
                  ------------  -------------  ----------  ------------  -----------  ------------  ----------  ------------
Net increase
 (decrease).....    (6,192,799) $ (54,034,497) (2,271,841) $(19,833,054)  (1,114,026) $ (9,723,174)     29,607  $    270,648
                  ============  =============  ==========  ============  ===========  ============  ==========  ============
Low Duration
 U.S. Government
 Income Fund
Year ended
 November 30,
 1998:
Shares sold.....    60,572,974  $ 144,153,539   2,117,211  $  5,048,319    3,615,697  $  8,612,728   1,791,809  $  4,261,818
Shares
 repurchased....   (49,261,371)  (117,238,751) (1,462,663)   (3,479,225) (10,439,963)  (24,828,123) (1,218,491)   (2,899,709)
Shares converted
 from Class B to
 Class A........       476,836      1,135,207    (476,915)   (1,135,207)     --            --           --           --
Dividends
 reinvested.....       691,659      1,648,506     107,228       255,055    1,217,274     2,896,014      37,708        89,856
                  ------------  -------------  ----------  ------------  -----------  ------------  ----------  ------------
Net increase
 (decrease).....    12,480,098  $  29,698,501     284,861  $    688,942   (5,606,992) $(13,319,381)    611,026  $  1,451,965
                  ============  =============  ==========  ============  ===========  ============  ==========  ============
Year ended
 November 30,
 1997:
Shares sold.....   113,760,103  $ 267,296,194   1,233,865  $  2,895,645    3,650,806  $  8,554,742      39,524  $     92,959
Shares
 repurchased....  (130,737,967)  (307,187,448) (1,200,248)   (2,819,918) (18,934,893)  (44,424,090)    (40,520)      (95,042)
Shares converted
 from Class B to
 Class A........       481,142      1,132,233    (481,142)   (1,132,233)     --            --           --           --
Dividends
 reinvested.....       409,516        960,304     101,318       237,798    1,596,762     3,745,544       7,819        18,348
                  ------------  -------------  ----------  ------------  -----------  ------------  ----------  ------------
Net increase
 (decrease).....   (16,087,206) $ (37,798,717)   (346,207) $   (818,708) (13,687,325) $(32,123,804)      6,823  $     16,265
                  ============  =============  ==========  ============  ===========  ============  ==========  ============

Notes to Financial Statements
Shares of Beneficial Interest
                         (concluded)




                           Class A                    Class B                   Class C                 Class Y
                  --------------------------  ------------------------  ------------------------  ---------------------
                    Shares        Amount        Shares       Amount       Shares       Amount      Shares     Amount
                  -----------  -------------  ----------  ------------  ----------  ------------  --------  -----------
Investment Grade
Income Fund
Year ended
November 30,
1998:
Shares sold......   2,041,843  $  22,290,767   1,696,765  $ 18,472,491   1,184,652  $ 12,935,515   302,126  $ 3,289,469
Shares
 repurchased.....  (3,390,614)   (37,003,109) (1,020,396)  (11,101,156)   (775,320)   (8,463,655)  (60,627)    (660,864)
Shares converted
 from Class B to
 Class A.........   1,114,869     12,177,257  (1,115,095)  (12,177,257)     --           --          --         --
Dividends
 reinvested......     701,098      7,648,985     117,112     1,277,379      91,680       999,801     6,857       74,536
                  -----------  -------------  ----------  ------------  ----------  ------------  --------  -----------
Net increase
 (decrease)......     467,196  $   5,113,900    (321,614) $ (3,528,543)    501,012  $  5,471,661   248,356  $ 2,703,141
                  ===========  =============  ==========  ============  ==========  ============  ========  ===========
Year ended
 November 30,
 1997:
Shares sold......     542,798  $   5,735,184     621,479  $  6,583,886     450,938  $  4,781,179
Shares
 repurchased.....  (4,130,806)   (43,486,178) (1,346,645)  (14,139,975)   (904,683)   (9,513,912)
Shares converted
 from Class B to
 Class A.........     802,509      8,484,160    (802,826)   (8,484,160)     --           --
Dividends
 reinvested......     728,494      7,676,225     146,738     1,544,887      91,141       959,962
                  -----------  -------------  ----------  ------------  ----------  ------------
Net decrease.....  (2,057,005) $ (21,590,609) (1,381,254) $(14,495,362)   (362,604) $ (3,772,771)
                  ===========  =============  ==========  ============  ==========  ============
High Income Fund
Year ended
 November 30,
 1998:
Shares sold......  13,694,125  $  97,142,363   8,040,949  $ 59,468,319   5,202,992  $ 38,470,183   594,839  $ 4,466,349
Shares
 repurchased..... (16,000,259)  (117,628,189) (9,418,944)  (69,303,434) (6,199,014)  (45,640,962) (214,727)  (1,633,957)
Shares converted
 from Class B to
 Class A.........   3,996,052     30,045,750  (3,997,285)  (30,045,750)     --           --          --         --
Dividends
 reinvested......   1,478,031     10,911,350     962,985     7,113,261     703,058     5,198,786    15,900      111,699
                  -----------  -------------  ----------  ------------  ----------  ------------  --------  -----------
Net increase
 (decrease)......   3,167,949  $  20,471,274  (4,412,295) $(32,767,604)   (292,964) $ (1,971,993)  396,012  $ 2,944,091
                  ===========  =============  ==========  ============  ==========  ============  ========  ===========
Year ended
 November 30,
 1997:
Shares sold......   8,419,577  $  63,247,235  10,328,507  $ 77,493,859   6,393,414  $ 48,220,345
Shares
 repurchased.....  (9,189,251)   (69,169,822) (7,627,276)  (57,048,223) (4,666,813)  (35,008,459)
Shares converted
 from Class B to
 Class A.........   1,959,816     14,783,489  (1,960,888)  (14,783,489)     --           --
Dividends
 reinvested......   1,353,574     10,173,912     952,658     7,153,842     588,027     4,427,648
                  -----------  -------------  ----------  ------------  ----------  ------------
Net increase.....   2,543,716  $  19,034,814   1,693,001  $ 12,815,989   2,314,628  $ 17,639,534
                  ===========  =============  ==========  ============  ==========  ============

                      [This Page Intentionally Left Blank]

PaineWebber U.S. Government Income Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                              Class A
                            ---------------------------------------------------
                                  For the Years Ended November 30,
                            ---------------------------------------------------
                              1998      1997      1996      1995         1994
                            --------  --------  --------  --------     --------
Net asset value, beginning
 of year..................     $8.94    $ 8.86    $ 9.12    $ 8.50       $10.03

                               -----    ------    ------    ------       ------
Net investment income.....      0.51      0.54      0.55      0.58         0.60
Net realized and
 unrealized gains (losses)
 from investments, futures
 and options..............      0.26      0.08     (0.26)     0.62        (1.53)

                               -----    ------    ------    ------       ------
Net increase (decrease)
 from investment
 operations...............      0.77      0.62      0.29      1.20        (0.93)

                               -----    ------    ------    ------       ------
Dividends from net
 investment income........     (0.51)    (0.54)    (0.55)    (0.58)       (0.60)

                               -----    ------    ------    ------       ------
Net asset value, end of
 year.....................     $9.20    $ 8.94    $ 8.86    $ 9.12       $ 8.50

                               =====    ======    ======    ======       ======
Total investment
 return(1)................      9.06%     7.27%     3.39%    14.70%      (9.62)%

                               =====    ======    ======    ======       ======
Ratios/Supplemental data:
Net assets, end of year
 (000's)..................  $278,483  $291,470  $343,836  $430,285     $428,722
Expenses to average net
 assets...................      1.03%     0.94%     0.94%     1.03%(2)     0.95%
Net investment income to
 average net assets.......      5.69%     6.15%     6.24%     6.65%(2)     6.48%
Portfolio turnover rate...       370%      322%      359%      206%         358%

---------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.
(2) These ratios include non-recurring reorganization expenses of 0.03%.

                Class B                                         Class C
----------------------------------------------  ----------------------------------------------
   For the Years Ended November 30,                For the Years Ended November 30,
----------------------------------------------  ----------------------------------------------
 1998     1997     1996     1995        1994     1998     1997     1996     1995        1994
-------  -------  -------  -------     -------  -------  -------  -------  -------     -------
 $ 8.94   $ 8.87   $ 9.12   $ 8.50     $ 10.03   $ 8.93   $ 8.86   $ 9.11   $ 8.49     $ 10.02

 ------   ------   ------   ------     -------   ------   ------   ------   ------     -------
   0.44     0.47     0.48     0.51        0.53     0.47     0.49     0.50     0.53        0.55
   0.26     0.07    (0.25)    0.63       (1.53)    0.26     0.07    (0.25)    0.63       (1.53)

 ------   ------   ------   ------     -------   ------   ------   ------   ------     -------
   0.70     0.54     0.23     1.14       (1.00)    0.73     0.56     0.25     1.16       (0.98)

 ------   ------   ------   ------     -------   ------   ------   ------   ------     -------
  (0.44)   (0.47)   (0.48)   (0.52)      (0.53)   (0.47)   (0.49)   (0.50)   (0.54)      (0.55)

 ------   ------   ------   ------     -------   ------   ------   ------   ------     -------
 $ 9.20   $ 8.94   $ 8.87   $ 9.12     $  8.50   $ 9.19   $ 8.93   $ 8.86   $ 9.11     $  8.49

 ======   ======   ======   ======     =======   ======   ======   ======   ======     =======
   8.16%    6.34%    2.72%   13.81%    (10.31)%    8.50%    6.62%    2.98%   14.12%     (10.08)%

 ======   ======   ======   ======     =======   ======   ======   ======   ======     =======
$23,318  $42,097  $61,873  $82,469     $99,581  $25,076  $28,132  $37,754  $53,832     $68,400
   1.83%    1.69%    1.70%    1.81%(2)    1.72%    1.54%    1.44%    1.45%    1.55%(2)    1.45%
   4.87%    5.40%    5.47%    5.88%(2)    5.71%    5.17%    5.66%    5.74%    6.17%(2)    5.99%
    370%     322%     359%     206%        358%     370%     322%     359%     206%        358%

PaineWebber U.S. Government Income Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                   Class Y
                                     ------------------------------------------
                                      For the Years Ended November 30,
                                     ------------------------------------------
                                      1998     1997    1996    1995       1994
                                     -------  ------  ------  ------     ------
Net asset value, beginning of year.   $ 8.93  $ 8.86  $ 9.11  $ 8.49     $10.02

                                      ------  ------  ------  ------     ------
Net investment income..............     0.54    0.56    0.57    0.61       0.62
Net realized and unrealized gains
 (losses) from investments, futures
 and options.......................     0.26    0.07   (0.25)   0.62      (1.53)

                                      ------  ------  ------  ------     ------
Net increase (decrease) from
 investment operations.............     0.80    0.63    0.32    1.23      (0.91)

                                      ------  ------  ------  ------     ------
Dividends from net investment
 income............................    (0.54)  (0.56)  (0.57)  (0.61)     (0.62)

                                      ------  ------  ------  ------     ------
Net asset value, end of year.......   $ 9.19  $ 8.93  $ 8.86  $ 9.11     $ 8.49

                                      ======  ======  ======  ======     ======
Total investment return(1).........     9.41%   7.43%   3.81%  15.06%    (9.37)%

                                      ======  ======  ======  ======     ======
Ratios/Supplemental data:
Net assets, end of year (000's)....  $11,547  $6,816  $6,495  $7,957     $4,955
Expenses to average net assets.....     0.71%   0.67%   0.64%   0.71%(2)   0.65%
Net investment income to average
 net assets........................     5.99%   6.41%   6.53%   6.96%(2)   6.76%
Portfolio turnover rate............      370%    322%    359%    206%       358%

---------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if program fees were included.
(2) These ratios include non-recurring reorganization expenses of 0.03%.

                      [This Page Intentionally Left Blank]

PaineWebber Low Duration U.S. Government Income Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                              Class A
                           -----------------------------------------------------
                               For the Years Ended November 30,
                           ----------------------------------------------
                            1998      1997     1996      1995      1994
                           -------   -------  -------  --------  --------
Net asset value,
 beginning of year.......    $2.37    $ 2.35   $ 2.34    $ 2.25    $ 2.48

                             -----    ------   ------    ------    ------
Net investment income....     0.13      0.13     0.14      0.13      0.12
Net realized and
 unrealized gains
 (losses) from
 investments,
 futures and options.....     0.01      0.02     0.01      0.09     (0.29)

                             -----    ------   ------    ------    ------
Net increase (decrease)
 from operations.........     0.14      0.15     0.15      0.22     (0.17)

                             -----    ------   ------    ------    ------
Dividends from net
 investment income.......    (0.13)    (0.13)   (0.14)    (0.13)    (0.12)

                             -----    ------   ------    ------    ------
Contribution to capital
 from adviser............      --        --       --        --       0.06

                             -----    ------   ------    ------    ------
Net asset value, end of
 year....................   $ 2.38    $ 2.37   $ 2.35    $ 2.34    $ 2.25

                             =====    ======   ======    ======    ======
Total investment
 return(1)...............     6.11%     6.67%    6.46%    10.25%    (4.50)%*

                             =====    ======   ======    ======    ======
Ratios/Supplemental data:
Net assets, end of year
 (000's).................  $63,606   $33,648  $71,216  $127,961  $158,712
Expenses to average net
 assets(2)...............     1.07%+    1.04%    1.21%     1.15%     0.84%
Net investment income to
 average net assets(2)...     5.37%+    5.72%    5.84%     5.89%     5.16%
Portfolio turnover rate..      411%      359%     210%      242%      246%

---------

 * Net of $0.06 contribution of capital from adviser. If such contribution had not been made the total investment returns would have been (7.02)% for Class A, (7.74)% for Class B and (7.50)% for Class C.
 + Includes 0.13% of interest expense related to the reverse repurchase agreement transactions entered into during the year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.
(2) During the year ended November 30, 1994 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets, and net investment income to average net assets, respectively, would have been 0.88% and 5.12% for Class A, 1.66% and 4.35% for Class B, and 1.39% and 4.61% for Class C.

              Class B                                        Class C
----------------------------------------    -----------------------------------------------
 For the Years Ended November 30,                For the Years Ended November 30,
----------------------------------------    -----------------------------------------------
 1998     1997    1996    1995    1994       1998      1997      1996      1995      1994
------   ------  ------  ------  -------    -------   -------  --------  --------  --------
$ 2.37   $ 2.35  $ 2.34  $ 2.25   $ 2.48     $ 2.37    $ 2.35    $ 2.34    $ 2.25    $ 2.47

------   ------  ------  ------   ------     ------    ------    ------    ------    ------
  0.11     0.11    0.12    0.11     0.10       0.12      0.12      0.12      0.12      0.11
  0.01     0.02    0.01    0.09    (0.29)      0.01      0.02      0.01      0.09     (0.28)

------   ------  ------  ------   ------     ------    ------    ------    ------    ------
  0.12     0.13    0.13    0.20    (0.19)      0.13      0.14      0.13      0.21     (0.17)

------   ------  ------  ------   ------     ------    ------    ------    ------    ------
 (0.11)   (0.11)  (0.12)  (0.11)   (0.10)     (0.12)    (0.12)    (0.12)    (0.12)    (0.11)

------   ------  ------  ------   ------     ------    ------    ------    ------    ------
   --       --      --      --      0.06        --        --        --        --       0.06

------   ------  ------  ------   ------     ------    ------    ------    ------    ------
$ 2.38   $ 2.37  $ 2.35  $ 2.34   $ 2.25     $ 2.38    $ 2.37    $ 2.35    $ 2.34    $ 2.25

======   ======  ======  ======   ======     ======    ======    ======    ======    ======
  5.24%    5.81%   5.60%   9.30%   (5.24)%*    5.46%     6.05%     5.82%     9.60%    (4.99)%*

======   ======  ======  ======   ======     ======    ======    ======    ======    ======
$7,670   $6,949  $7,716  $9,147  $13,382    $78,923   $91,700  $123,203  $180,169  $296,182
  1.91%+   1.87%   2.03%   2.02%    1.62%      1.72%+    1.64%     1.80%     1.75%     1.36%
  4.58%+   4.80%   4.99%   5.03%    4.40%      4.78%+    5.05%     5.22%     5.31%     4.65%
   411%     359%    210%    242%     246%       411%      359%      210%      242%      246%

PaineWebber Low Duration U.S. Government Income Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                   Class Y
                                  ----------------------------------------------
                                                                For the
                                     For the Years              Period
                                   Ended November 30,      October 20, 1995#
                                  -----------------------   to November 30,
                                   1998     1997    1996         1995
                                  ------   ------  ------  -----------------
Net asset value, beginning of
 period.........................  $ 2.37   $ 2.35  $ 2.34       $ 2.33

                                  ------   ------  ------       ------
Net investment income...........    0.14     0.14    0.14         0.01
Net realized and unrealized
 gains (losses) from
 investments, futures and
 options........................    0.01     0.02    0.01         0.01

                                  ------   ------  ------       ------
Net increase (decrease) from
 operations.....................    0.15     0.16    0.15         0.02

                                  ------   ------  ------       ------
Dividends from net investment
 income.........................   (0.14)   (0.14)  (0.14)       (0.01)

                                  ------   ------  ------       ------
Net asset value, end of period..  $ 2.38   $ 2.37  $ 2.35       $ 2.34

                                  ======   ======  ======       ======
Total investment return(1)......    6.37%    6.87%   6.64%        0.83%

                                  ======   ======  ======       ======
Ratios/Supplemental data:
Net assets, end of period
 (000's)........................  $1,810   $  352  $  333       $  321
Expenses to average net assets..    0.79%+   0.86%   0.99%        0.99%*
Net investment income to average
 net assets.....................    5.60%+   5.82%   6.00%        5.87%*
Portfolio turnover rate.........     411%     359%    210%         242%

---------

 # Commencement of issuance of shares.
 * Annualized.
 + Includes 0.13% of interest expense related to the reverse repurchase agreement transaction entered into during the year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if program fees were included. Total investment return for periods less than one year has not been annualized.

                      [This Page Intentionally Left Blank]

PaineWebber Investment Grade Income Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                 Class A
                               ------------------------------------------------
                                     For the Years Ended November 30,
                               ------------------------------------------------
                                 1998      1997      1996      1995      1994
                               --------  --------  --------  --------  --------
Net asset value, beginning of
 period......................    $10.85    $10.59    $10.68    $ 9.67    $11.08

                                 ------    ------    ------    ------    ------
Net investment income........      0.74      0.74      0.73      0.76      0.77
Net realized and unrealized
 gains (losses) from
 investments, futures and
 options.....................     (0.06)     0.26     (0.09)     1.01     (1.41)

                                 ------    ------    ------    ------    ------
Net increase (decrease) from
 investment operations.......      0.68      1.00      0.64      1.77     (0.64)

                                 ------    ------    ------    ------    ------
Dividends from net investment
 income......................     (0.74)    (0.74)    (0.73)    (0.76)    (0.77)

                                 ------    ------    ------    ------    ------
Net asset value, end of
 period......................    $10.79    $10.85    $10.59    $10.68    $ 9.67

                                 ======    ======    ======    ======    ======
Total investment return(1)...      6.37%     9.88%     6.33%    18.95%   (5.99)%

                                 ======    ======    ======    ======    ======
Ratios/Supplemental Data:
Net assets, end of period
 (000's).....................  $216,402  $212,472  $229,117  $258,898  $271,553
Expenses to average net
 assets......................      0.93%     1.03%     0.94%     0.95%     0.97%
Net investment income to
 average net assets..........      6.56%     7.07%     7.02%     7.42%     7.50%
Portfolio turnover rate......       173%      109%      115%      149%      142%

---------

 + Commencement of issuance of shares.
 * Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment for periods of less than one year has not been annualized.

                Class B                                       Class C                          Class Y
-------------------------------------------   -------------------------------------------   --------------
                                                                                            For the Period
                                                                                             February 18,
   For the Years Ended November 30,              For the Years Ended November 30,           1998+ through
-------------------------------------------   -------------------------------------------    November 30,
 1998     1997     1996     1995     1994      1998     1997     1996     1995     1994          1998
-------  -------  -------  -------  -------   -------  -------  -------  -------  -------   --------------
 $10.85   $10.58   $10.67   $ 9.67   $11.07    $10.85   $10.59   $10.68   $ 9.67   $11.08       $10.99

 ------   ------   ------   ------   ------    ------   ------   ------   ------   ------       ------
   0.65     0.66     0.65     0.68     0.69      0.68     0.69     0.68     0.70     0.72         0.57
  (0.06)    0.27    (0.09)    1.00    (1.40)    (0.06)    0.26    (0.09)    1.01    (1.41)       (0.19)

 ------   ------   ------   ------   ------    ------   ------   ------   ------   ------       ------
   0.59     0.93     0.56     1.68    (0.71)     0.62     0.95     0.59     1.71    (0.69)        0.38

 ------   ------   ------   ------   ------    ------   ------   ------   ------   ------       ------
  (0.65)   (0.66)   (0.65)   (0.68)   (0.69)    (0.68)   (0.69)   (0.68)   (0.70)   (0.72)       (0.57)

 ------   ------   ------   ------   ------    ------   ------   ------   ------   ------       ------
 $10.79   $10.85   $10.58   $10.67   $ 9.67    $10.79   $10.85   $10.59   $10.68   $ 9.67       $10.80

 ======   ======   ======   ======   ======    ======   ======   ======   ======   ======       ======
   5.56%    9.17%    5.54%   17.97%   (6.60)%    5.84%    9.34%    5.80%   18.37%   (6.40)%       3.51%

 ======   ======   ======   ======   ======    ======   ======   ======   ======   ======       ======
$41,124  $44,829  $58,364  $71,372  $69,359   $34,457  $29,204  $32,337  $39,150  $45,473       $2,682
   1.69%    1.78%    1.68%    1.70%    1.72%     1.42%    1.53%    1.44%    1.45%    1.45%        0.62%*
   5.79%    6.31%    6.27%    6.67%    6.73%     6.04%    6.57%    6.51%    6.95%    6.99%        6.71%*
    173%     109%     115%     149%     142%      173%     109%     115%     149%     142%         173%

PaineWebber High Income Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                               Class A
                             -------------------------------------------------
                                   For the Years Ended November 30,
                             -------------------------------------------------
                               1998       1997      1996      1995      1994
                             --------   --------  --------  --------  --------
Net asset value, beginning
 of period.................    $ 7.63     $ 7.35    $ 6.96    $ 7.14    $ 8.73

                               ------     ------    ------    ------    ------
Net investment income......      0.67       0.69      0.72      0.79      0.86
Net realized and unrealized
 gains (losses) from
 investments...............     (0.99)      0.27      0.37     (0.17)    (1.59)

                               ------     ------    ------    ------    ------
Net increase (decrease)
 from investment
 operations................     (0.32)      0.96      1.09      0.62     (0.73)

                               ------     ------    ------    ------    ------
Dividends from net
 investment income.........     (0.65)     (0.68)    (0.70)    (0.80)    (0.86)

                               ------     ------    ------    ------    ------
Net asset value, end of
 period....................    $ 6.66     $ 7.63    $ 7.35    $ 6.96    $ 7.14

                               ======     ======    ======    ======    ======
Total investment return(1).     (4.46)%    13.59%    16.55%     9.01%    (9.20)%

                               ======     ======    ======    ======    ======
Ratios/Supplemental data:
Net assets, end of period
 (000's)...................  $258,559   $272,325  $243,564  $248,619  $268,397
Expenses to average net
 assets....................      0.91%      0.98%     0.96%     0.93%     0.91%
Net investment income to
 average net assets........      9.10%      9.21%    10.10%    11.17%    10.43%
Portfolio turnover rate....       161%       160%      142%       94%      156%

-------

 * Annualized
 + Commencement of issuance of shares
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for a period of less than one year has not been annualized.

                  Class B                                            Class C                             Class Y
-------------------------------------------------   -----------------------------------------------   -------------
                                                                                                         For the
                                                                                                         Period
                                                                                                      February 20,
      For the Years Ended November 30,                   For the Years Ended November 30,             1998+ through
-------------------------------------------------   -----------------------------------------------   November 30,
  1998       1997      1996      1995      1994      1998       1997     1996      1995      1994         1998
--------   --------  --------  --------  --------   -------   --------  -------  --------  --------   -------------
  $ 7.63     $ 7.35    $ 6.95    $ 7.14    $ 8.72    $ 7.64     $ 7.36   $ 6.97    $ 7.15    $ 8.74      $ 7.79

   -----      -----     -----     -----     -----     -----      -----    -----     -----     -----       -----
    0.63       0.63      0.66      0.74      0.80      0.64       0.65     0.68      0.76      0.82        0.53
   (1.01)      0.27      0.39     (0.18)    (1.58)    (0.99)      0.27     0.38     (0.18)    (1.59)      (1.14)

   -----      -----     -----     -----     -----     -----      -----    -----     -----     -----       -----
   (0.38)      0.90      1.05      0.56     (0.78)    (0.35)      0.92     1.06      0.58     (0.77)      (0.61)

   -----      -----     -----     -----     -----     -----      -----    -----     -----     -----       -----
   (0.60)     (0.62)    (0.65)    (0.75)    (0.80)    (0.62)     (0.64)   (0.67)    (0.76)    (0.82)      (0.53)

   -----      -----     -----     -----     -----     -----      -----    -----     -----     -----       -----
  $ 6.65     $ 7.63    $ 7.35    $ 6.95    $ 7.14    $ 6.67     $ 7.64   $ 7.36    $ 6.97    $ 7.15      $ 6.65

   =====      =====     =====     =====     =====     =====      =====    =====     =====     =====       =====
   (5.32)%    12.76%    15.86%     8.05%    (9.77)%   (4.92)%    13.03%   15.96%     8.45%    (9.62)%     (8.43)%

   =====      =====     =====     =====     =====     =====      =====    =====     =====     =====       =====
$176,997   $236,656  $215,492  $212,946  $235,480   $98,982   $115,757  $94,445  $103,911  $115,196      $2,633
    1.66%      1.73%     1.71%     1.68%     1.64%     1.41%      1.48%    1.47%     1.44%     1.38%       0.63%*
    8.30%      8.45%     9.34%    10.42%     9.66%     8.58%      8.66%    9.60%    10.63%     9.91%       9.78%*
     161%       160%      142%       94%      156%      161%       160%     142%       94%      156%        161%

PaineWebber
Report of Ernst & Young LLP,
Independent Auditors

The Board of Trustees and Shareholders
PaineWebber Managed Investments Trust

 We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of PaineWebber U.S. Government Income Fund, PaineWebber Low Duration U.S. Government Income Fund, PaineWebber Investment Grade Income Fund and PaineWebber High Income Fund (four of the portfolios of PaineWebber Managed Investments Trust) (the "Funds") as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber U.S. Government Income Fund, PaineWebber Low Duration U.S. Government Income Fund, PaineWebber Investment Grade Income Fund and PaineWebber High Income Fund at November 30, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
January 20, 1999

PaineWebber
Tax Information (Unaudited)

 We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Fund's fiscal year end (November 30, 1998) as to the federal tax status of distributions received by shareholders during such fiscal year from each Fund. Accordingly, we are advising you that all of the distributions paid by PaineWebber U.S. Government Income Fund, PaineWebber Low Duration U.S. Government Income Fund, PaineWebber Investment Grade Income Fund and PaineWebber High Income Fund during the fiscal year were derived from net investment income and are taxable as ordinary income. Additionally, 2.00% of the distributions paid by PaineWebber High Income Fund qualify for the dividend received deduction available for corporate shareholders.

 Dividends received by tax-exempt recipients (e.g. IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

 Because each Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and is mailed in January 1999. Some states exempt interest earned on direct obligations of the federal government from state and local taxes. A portion of the distribution paid by the PaineWebber U.S. Government Income Fund and PaineWebber Low Duration U.S. Government Income Fund qualified as exempt-interest dividends and therefore, are not subject to state and local income taxes. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each Fund.

================================================================================

TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Julieanna Berry
Vice President

James F. Keegan
Vice President

Thomas J. Libassi
Vice President

Nirmal Singh
Vice President

Craig M. Varrelman
Vice President

Dennis McCauley
Vice President


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


SUB-INVESTMENT ADVISER
(PaineWebber Low Duration U.S. Government Income Fund)

Pacific Investment Management Company
840 Newport Center Drive
Newport Beach, CA 92660


A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.

This report is not to be used in connection with the offering of shares of the Funds unless accompanied or preceded by an effective prospectus.

PaineWebber offers a family of 27 funds which encompass a diversified range of investment goals.

BOND FUNDS

* High Income Fund
* Investment Grade Income Fund
* Low Duration U.S. Government Income Fund
* Strategic Income Fund
* U.S. Government Income Fund

TAX-FREE BOND FUNDS

* California Tax-Free Income Fund
* Municipal High Income Fund
* National Tax-Free Income Fund
* New York Tax-Free Income Fund

STOCK FUNDS

* Financial Services Growth Fund
* Growth Fund
* Growth and Income Fund
* Mid Cap Fund
* Small Cap Fund
* S&P 500 Index Fund
* Tax-Managed Equity Fund
* Utility Income Fund

ASSET ALLOCATION FUNDS

* Balanced Fund
* Tactical Allocation Fund

GLOBAL FUNDS

* Asia Pacific Growth Fund
* Emerging Markets Equity Fund
* Global Equity Fund
* Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS

* Aggressive Portfolio
* Moderate Portfolio
* Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND


                                  PaineWebber
                       (C)1999 PaineWebber Incorporated
                                  Member SIPC


PaineWebber


  ====================================

  BOND FUNDS                       A
                                   N
                                   N
* U.S. GOVERNMENT                  U
  INCOME FUND                      A
                                   L
* LOW DURATION
  U.S. GOVERNMENT                  R
  INCOME FUND                      E
                                   P
* INVESTMENT GRADE                 O
  INCOME FUND                      R
                                   T
* HIGH INCOME FUND



NOVEMBER 30, 1998